UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21809

Nuveen Equity Premium and Growth Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks Attractive Quarterly Distributions from an Integrated Index Option and Equity Strategy

Annual Report December 31, 2013

JPZ

Nuveen Equity Premium Income Fund

JSN

Nuveen Equity Premium Opportunity Fund

JLA

Nuveen Equity Premium Advantage Fund

JPG

Nuveen Equity Premium and Growth Fund

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Table

of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Share Information	8
Risk Considerations	10
Performance Overviews and Holding Summaries	11
Report of Independent Registered Public Accounting Firm	15
Portfolios of Investments	16
Statement of Assets and Liabilities	48
Statement of Operations	49
Statement of Changes in Net Assets	50
Financial Highlights	52
Notes to Financial Statements	54
Additional Fund Information	64
Glossary of Terms Used in this Report	66
Reinvest Automatically, Easily and Conveniently	67
Board Members & Officers	68

Nuveen Investments

Chairman's Letter

to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from its financial crisis while the emerging markets appear to be struggling with the downshift of China's growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcomes add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen's investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Nuveen Fund Board
February 21, 2014

Nuveen Investments

Portfolio Managers'

Comments

Nuveen Equity Premium Income Fund (JPZ)

Nuveen Equity Premium Opportunity Fund (JSN)

Nuveen Equity Premium Advantage Fund (JLA)

Nuveen Equity Premium and Growth Fund (JPG)

These Funds feature portfolio management by Gateway Investment Advisers, LLC. Kenneth H. Toft and Michael T. Buckius are co-portfolio managers for all four Funds. During the reporting period, effective February 21, 2013, J. Patrick Rogers no longer serves as a portfolio manager of the Funds. Each Fund's investment objectives and investment strategies remain unchanged.

Here they discuss general market conditions and trends, their management strategies and the performance of the Funds for the twelve-month reporting period ended December 31, 2013.

What factors affected the U.S. economy and the equity market during the twelve-month reporting period ended December 31, 2013?

During the first part of this reporting period, markets staged a strong period of performance following the late December 2012 temporary resolution of the debt ceiling issue. However, widespread uncertainty about the next step for the Federal Reserve's (Fed) quantitative easing program and the potential impact on the economy and financial markets led to increased market volatility in the second quarter of 2013. After surprising the market in September 2013 with its decision to wait for additional evidence of an improving economy before making any adjustments to the program, the Fed announced on December 18th that it would begin tapering its monthly bond-buying program by $10 billion (to $75 billion) in January 2014. The outlook for the U.S. economy was clouded by uncertainty about global financial markets and the outcome of the "fiscal cliff." The tax consequences of the fiscal cliff situation were averted through a last-minute deal that raised payroll taxes, but left in place a number of tax breaks. However, lawmakers failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. This triggered a program of automatic spending cuts (or sequestration) that impacted federal programs beginning March 1, 2013. Although Congress later passed legislation that established federal funding levels for the remainder of fiscal 2013, the federal budget for fiscal 2014 continued to be debated.

On October 1, 2013, the start date for fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels through January 15, 2014, and suspending the debt limit until February 7, 2014. At the end of the reporting period, Congress passed a federal budget deal that would guide government spending into 2015 and defuse the chances of another shutdown. In addition to the ongoing political debate over federal spending, Chairman Bernanke's June 2013 remarks about tapering the Fed's asset purchase program touched off widespread uncertainty about the next step for the Fed's quantitative easing program and about the potential impact on the economy and financial markets, leading to increased market volatility.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments

Portfolio Managers' Comments (continued)

In the third quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 4.1%, up from 2.5% for the second quarter of 2013, continuing the pattern of positive economic growth for the tenth consecutive quarter. The Consumer Price Index (CPI) rose 1.5% year-over-year as of December 2013, while the core CPI (which excludes food and energy) increased 1.7% during the same period, staying within the Fed's unofficial objective of 2.0% or lower for this inflation measure. Improvements in the labor markets continued to be slow, and unemployment remained above the Fed's target of 6.5%. As of December 2013, the national unemployment rate was 6.7%, down from 7.0% in November 2013. The housing market continued to deliver good news, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 13.7% for the twelve months ended November 2013 (most recent data available at the time this report was prepared), the largest twelve-month percentage gain for the index since February 2006.

For much of the reporting period, low interest rates and a fairly benign macro environment caused U.S. investors to move out the risk spectrum, resulting in robust flows into U.S. equity funds. Leading U.S. stock market indexes, including the S&P 500® Index, and the Dow Jones Industrial Average, each hit all-time highs during the reporting period. The S&P 500® Index gained 32.39%, the Dow Jones Industrial Average gained 29.65% and the NASDAQ-100® Index gained 36.92% during the reporting period.

Volatility was low in the equity and equity index options markets. For the year, the S&P 500® Index and the NASDAQ-100® Index showed standard deviations of 11.07% and 12.36%, respectively. Not surprisingly, average S&P 500® Index option volatility in 2013, as measured by the Chicago Board Options Exchange Volatility (CBOE) Index (the "VIX"), was 14.23%, also lower than its annual historical average of 20.20% calculated from its inception in 1990. The CBOE NASDAQ-100 Volatility Index (the "VXN"), which measures the implied volatility for the NASDAQ-100® Index options market, averaged slightly higher at 15.14% for 2013, but still below its historical average of 27.46% since its inception in 2001. The lower volatility for the cash equity market and ample liquidity conspired to dampen the implied volatility measures. Note, however, that the implied volatility expressed in options prices was appreciably higher than the realized volatility in the corresponding equity markets

What key strategies were used to manage the Funds during this twelve-month reporting period ended December 31, 2013?

Each Fund invests in an equity portfolio and writes (sells) index call options against all or a portion of the notional value of its stock portfolio. The premium generated by the index call options is intended to supplement the dividend yield on the underlying stock portfolio to support each Fund's distribution policy and to provide the potential for growth in value during rising markets and/or risk mitigation in the event of a market decline. These strategies remained consistent for each Fund throughout the reporting period.

For JPZ and JPG, the equity portfolio seeks to track the price movements of the S&P 500® Index. The JSN equity portfolio is invested to replicate the price performance of a custom index consisting of 75% S&P 500® Index and 25% NASDAQ-100® Index (NDX). JLA seeks to replicate a 50/50 blend of the S&P 500® Index and the NDX. JPZ, JSN and JLA actively write (sell) listed index call options against the entire value of their stock portfolios. JPG differs in that its index option hedging activity is applied to 80% of equity portfolio valuation.

The writing of call options on a broad equity index, while investing in a portfolio of equities, has the potential to enhance returns while exposing the Funds to less risk. Those portions of the Funds subject to the overwrite sacrifice some of their upside potential in return for premium received for the written index call options. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total returns relative to the comparative index. In rising markets, the options can hurt the Funds' total return relative to their comparative index.

Nuveen Investments

How did the Funds perform during this twelve-month reporting period ended December 31, 2013?

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for the Funds for the one-year, five-year and since inception periods ended December 31, 2013. For the twelve-month period ended December 31, 2013, the Funds' shares at net asset value (NAV) underperformed their respective comparative unhedged equity indexes. The two referenced indexes, the S&P 500® Index and the NDX, both advanced significantly during the reporting period. Concurrently, implied volatility, which affects option premiums on both indexes, was slightly below historical averages, primarily due to the presence of ample central bank liquidity. Nevertheless, rising equity markets and modest option premiums were sufficient so that the four Funds produced positive returns for the reporting period. Most importantly, all four Funds delivered their returns with less risk than long only equities.

The Funds seek to generate returns by selling at-the-money index call options, which substitute a less variable option premium for market price appreciation. The Funds' returns were aided by the overall positive trend in the equity market, which permitted the Funds to consistently earn option premium.

Call option premiums were subdued throughout the reporting period, as evidenced by below-normal levels of the VIX and VXN, although market rallies provided an orderly environment to accrue the premium income. Often, as is typical in strongly rising equity markets, premium income was less than the market appreciation in the associated indexes. As a result, the costs of hedging during these periods limited the upside participation in the rally.

Nuveen Investments

Share

Information

DISTRIBUTION INFORMATION

The following information regarding each Fund's distributions is current as of December 31, 2013. Each Fund's distribution level may vary over time based on the Fund's investment activities and portfolio investment value changes.

Each Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from projected long-term returns (and therefore a Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when a Fund's return falls short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when a Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

Nuveen Investments

The following table provides estimated information regarding each Fund's distributions and total return performance for the fiscal year ended December 31, 2013. This information is intended to help you better understand whether the Funds' returns for the specified time period were sufficient to meet each Fund's distributions.

As of December 31, 2013	JPZ	JSN	JLA	JPG
Inception date	10/26/04	1/26/05	5/25/05	11/22/05
Fiscal year (calendar year) ended December 31, 2013:
Per share distribution:
From net investment income	$0.20	$0.16	$0.13	$0.22
From long-term capital gains	0.00	0.00	0.00	0.00
From short-term capital gains	0.00	0.00	0.00	0.00
Return of capital	0.88	0.96	1.01	0.90
Total per share distribution	$1.08	$1.12	$1.14	$1.12
Distribution rate on NAV	7.82%	8.21%	8.08%	7.14%
Current distribution rate*	8.64%	8.82%	8.99%	7.93%
Average annual total returns:
1-Year on NAV	13.85%	13.74%	14.88%	17.47%
5-Year on NAV	11.13%	11.28%	12.26%	12.07%
Since inception on NAV	5.59%	5.68%	5.93%	5.74%

*  Current distribution rate is based on the Funds' current annualized quarterly distribution divided by the Funds' current market price. The Funds' quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Funds' cumulative net ordinary income and net realized gains are less than the amount of the Funds' distributions, a return of capital for tax purposes.

SHARE REPURCHASES

During November 2013, the Nuveen Funds' Board of Directors/Trustees authorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares. As of December 31, 2013, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired shares as shown in the accompanying table.

	JPZ	JSN	JLA	JPG
Shares Cummulatively Repurchase and Retired	460,238	550,600	462,633	383,763
Shares Authorized for Repurchase	3,845,000	6,650,000	2,570,000	1,615,000

During the current reporting period, the Funds did not repurchase any of their outstanding shares.

OTHER SHARE INFORMATION

As of December 31, 2013, and during the current reporting period, the Funds' share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	JPZ	JSN	JLA	JPG
Share NAV	$13.81	$13.65	$14.11	$15.68
Share Price	$12.55	$12.65	$12.64	$14.12
Premium/(Discount) to NAV	(9.12)%	(7.33)%	(10.42)%	(9.95)%
12-Month Average Premium/(Discount) to NAV	(7.76)%	(7.64)%	(9.39)%	(8.61)%

Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Call Option Risk. The value of call options sold (written) by the Funds will fluctuate. The Funds may not participate in any appreciation of their equity portfolios as fully as they would if the Funds did not sell call options. In addition, the Funds will continue to bear the risk of declines in the value of their equity portfolio.

Index Call Option Risk. Because index options are settled in cash, sellers of index call options, such as the Funds, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments

JPZ

Nuveen Equity Premium Income Fund

Performance Overview and Holding Summaries as of December 31, 2013

Average Annual Total Returns as of December 31, 2013

	Average Annual
	1-Year	5-Year	Since Inception[1]
JPZ at NAV	13.85%	11.13%	5.59%
JPZ at Share Price	15.53%	13.56%	4.58%
S&P 500® Index	32.39%	17.94%	7.94%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Portfolio Allocation2

(as a % of net assets)

Common Stocks	101.1%
Short-Term Investments	1.9%
Call Options Written	(3.1)%
Other[4]	0.1%

Portfolio Composition2,3

(as a % of total investments)

Oil, Gas & Consumable Fuels	8.0%
Pharmaceuticals	6.1%
Diversified Financial Services	4.7%
Software	3.9%
IT Services	3.7%
Media	3.5%
Computers & Peripherals	3.5%
Aerospace & Defense	3.0%
Diversified Telecommunication Services	2.8%
Internet Software & Services	2.8%
Specialty Retail	2.6%
Industrial Conglomerates	2.6%
Chemicals	2.5%
Insurance	2.5%
Beverages	2.5%
Semiconductors & Equipment	2.4%
Machinery	2.4%
Real Estate Investment Trust	2.3%
Biotechnology	2.2%
Health Care Providers & Services	2.2%
Capital Markets	2.2%
Commercial Banks	2.1%
Energy Equipment & Services	2.0%
Communications Equipment	2.0%
Short-Term Investments	1.9%
Other	23.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Since inception returns are from 10/26/04.

2  Holdings are subject to change.

3  Excluding investments in derivatives.

4  Other assets less liabilities.

Nuveen Investments

JSN

Nuveen Equity Premium Opportunity Fund

Performance Overview and Holding Summaries as of December 31, 2013

Average Annual Total Returns as of December 31, 2013

	Average Annual
	1-Year	5-Year	Since Inception[1]
JSN at NAV	13.74%	11.28%	5.68%
JSN at Share Price	14.50%	14.15%	4.86%
JSN Blended Index (Comparative Index)	33.07%	19.55%	8.21%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Portfolio Allocation2

(as a % of net assets)

Common Stocks	101.2%
Short-Term Investments	2.0%
Call Options Written	(3.3)%
Other[4]	0.1%

Portfolio Composition2,3

(as a % of total investments)

Computers & Peripherals	6.5%
Software	6.1%
Internet Software & Services	5.8%
Oil, Gas & Consumable Fuels	5.2%
Pharmaceuticals	4.9%
Diversified Financial Services	4.1%
Biotechnology	3.9%
IT Services	3.6%
Communications Equipment	3.6%
Semiconductors & Equipment	3.4%
Internet & Catalog Retail	2.7%
Media	2.6%
Aerospace & Defense	2.5%
Specialty Retail	2.3%
Health Care Providers & Services	2.1%
Diversified Telecommunication Services	1.9%
Commercial Banks	1.9%
Energy Equipment & Services	1.9%
Machinery	1.8%
Beverages	1.8%
Insurance	1.8%
Health Care Equipment & Supplies	1.7%
Electrical Equipment	1.7%
Short-Term Investments	2.0%
Other	24.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Since inception returns are from 1/26/05.

2  Holdings are subject to change.

3  Excluding investments in derivatives.

4  Other assets less liabilities.

Nuveen Investments

JLA

Nuveen Equity Premium Advantage Fund

Performance Overview and Holding Summaries as of December 31, 2013

Average Annual Total Returns as of December 31, 2013

	Average Annual
	1-Year	5-Year	Since Inception[1]
JLA at NAV	14.88%	12.26%	5.93%
JLA at Share Price	16.23%	14.89%	4.75%
JLA Blended Index (Comparative Index)	33.73%	21.15%	9.04%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Portfolio Allocation2

(as a % of net assets)

Common Stocks	101.2%
Short-Term Investments	2.1%
Call Options Written	(3.5)%
Other[4]	0.2%

Portfolio Composition2,3

(as a % of total investments)

Internet Software & Services	9.7%
Computers & Peripherals	8.5%
Software	7.8%
Biotechnology	5.6%
Semiconductors & Equipment	5.3%
Internet & Catalog Retail	4.3%
Communications Equipment	4.0%
Oil, Gas & Consumable Fuels	3.8%
Pharmaceuticals	3.7%
Media	3.5%
IT Services	3.3%
Health Care Providers & Services	2.7%
Diversified Financial Services	2.6%
Electrical Equipment	1.8%
Food & Staples Retailing	1.8%
Specialty Retail	1.7%
Hotels, Restaurants & Leisure	1.6%
Health Care Equipment & Supplies	1.6%
Short-Term Investments	2.1%
Other	24.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Since inception returns are from 5/25/05.

2  Holdings are subject to change.

3  Excluding investments in derivatives.

4  Other assets less liabilities.

Nuveen Investments

JPG

Nuveen Equity Premium and Growth Fund

Performance Overview and Holding Summaries as of December 31, 2013

Average Annual Total Returns as of December 31, 2013

	Average Annual
	1-Year	5-Year	Since Inception[1]
JPG at NAV	17.47%	12.07%	5.74%
JPG at Share Price	18.32%	15.03%	4.56%
S&P 500® Index	32.39%	17.94%	7.08%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Portfolio Allocation2

(as a % of net assets)

Common Stocks	101.1%
Short-Term Investments	1.3%
Call Options Written	(2.5)%
Other[4]	0.1%

Portfolio Composition2,3

(as a % of total investments)

Oil, Gas & Consumable Fuels	8.6%
Pharmaceuticals	6.1%
Diversified Financial Services	5.6%
Media	4.0%
Computers & Peripherals	3.7%
IT Services	3.7%
Software	3.6%
Internet Software & Services	3.1%
Aerospace & Defense	3.0%
Chemicals	2.9%
Insurance	2.7%
Commercial Banks	2.7%
Machinery	2.6%
Semiconductors & Equipment	2.4%
Diversified Telecommunication Services	2.4%
Specialty Retail	2.2%
Capital Markets	2.2%
Food & Staples Retailing	2.2%
Communications Equipment	2.1%
Household Products	2.1%
Tobacco	2.1%
Energy Equipment & Services	2.1%
Beverages	2.0%
Short-Term Investments	1.2%
Other	24.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Since inception returns are from 11/22/05.

2  Holdings are subject to change.

3  Excluding investments in derivatives.

4  Other assets less liabilities.

Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Nuveen Equity Premium Income Fund
Nuveen Equity Premium Opportunity Fund
Nuveen Equity Premium Advantage Fund
Nuveen Equity Premium and Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Equity Premium Income Fund, Nuveen Equity Premium Opportunity Fund, Nuveen Equity Premium Advantage Fund, and Nuveen Equity Premium and Growth Fund (hereinafter referred to as the "Funds") at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL
February 27, 2014

Nuveen Investments

JPZ

Nuveen Equity Premium Income Fund

Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 101.1%
	COMMON STOCKS – 101.1% (5)
	Aerospace & Defense – 3.1%
40,566	Boeing Company	$5,536,853
44,474	Honeywell International Inc.	4,063,589
32,905	Raytheon Company	2,984,484
35,076	United Technologies Corporation	3,991,649
	Total Aerospace & Defense	16,576,575
	Air Freight & Logistics – 0.8%
38,709	United Parcel Service, Inc., Class B	4,067,542
	Airlines – 0.0%
3,957	United Continental Holdings Inc., (2)	149,693
	Auto Components – 0.1%
30,296	Cooper Tire & Rubber	728,316
	Automobiles – 0.8%
185,001	Ford Motor Company	2,854,565
8,800	General Motors Company, (2)	359,656
16,861	Harley-Davidson, Inc.	1,167,456
	Total Automobiles	4,381,677
	Beverages – 2.5%
156,685	Coca-Cola Company	6,472,657
14,723	Monster Beverage Corporation, (2)	997,778
72,442	PepsiCo, Inc.	6,008,339
	Total Beverages	13,478,774
	Biotechnology – 2.3%
40,799	Amgen Inc.	4,657,614
22,699	Celgene Corporation, (2)	3,835,223
47,374	Gilead Sciences, Inc., (2)	3,560,156
	Total Biotechnology	12,052,993
	Building Products – 0.2%
4,369	Allegion PLC, (2)	193,066
42,748	Masco Corporation	973,372
	Total Building Products	1,166,438
	Capital Markets – 2.2%
99,725	Charles Schwab Corporation	2,592,850
20,622	Goldman Sachs Group, Inc.	3,655,456
35,138	Legg Mason, Inc.	1,527,800
49,244	Morgan Stanley	1,544,292
38,635	Waddell & Reed Financial, Inc., Class A	2,515,911
	Total Capital Markets	11,836,309
	Chemicals – 2.6%
48,008	Dow Chemical Company	2,131,555
42,638	E.I. Du Pont de Nemours and Company	2,770,191

Nuveen Investments

Shares	Description (1)	Value
	Chemicals (continued)
28,457	Eastman Chemical Company	$2,296,480
22,507	Monsanto Company	2,623,191
53,293	Olin Corporation	1,537,503
60,403	RPM International, Inc.	2,507,329
	Total Chemicals	13,866,249
	Commercial Banks – 2.2%
33,724	Comerica Incorporated	1,603,239
16,998	HSBC Holdings PLC, Sponsored ADR	937,100
17,184	PNC Financial Services Group, Inc.	1,333,135
170,506	Wells Fargo & Company	7,740,972
	Total Commercial Banks	11,614,446
	Commercial Services & Supplies – 0.6%
3,549	Deluxe Corporation	185,222
40,642	Pitney Bowes Inc.	946,959
16,031	R.R. Donnelley & Sons Company	325,109
35,497	Waste Management, Inc.	1,592,750
	Total Commercial Services & Supplies	3,050,040
	Communications Equipment – 2.0%
14,156	ADTRAN, Inc.	382,354
3,408	Ciena Corporation, (2)	81,553
222,389	Cisco Systems, Inc.	4,992,633
11,034	JDS Uniphase Corporation, (2)	143,221
21,303	Motorola Solutions Inc.	1,437,953
50,347	QUALCOMM, Inc.	3,738,265
	Total Communications Equipment	10,775,979
	Computers & Peripherals – 3.6%
28,795	Apple, Inc.	16,157,162
108,453	EMC Corporation	2,727,593
	Total Computers & Peripherals	18,884,755
	Consumer Finance – 0.7%
23,246	American Express Company	2,109,110
28,647	Discover Financial Services	1,602,800
	Total Consumer Finance	3,711,910
	Containers & Packaging – 0.5%
3,177	Avery Dennison Corporation	159,454
37,972	Packaging Corp. of America	2,402,868
5,718	Sonoco Products Company	238,555
	Total Containers & Packaging	2,800,877
	Distributors – 0.5%
29,044	Genuine Parts Company	2,416,170
	Diversified Consumer Services – 0.0%
7,623	Apollo Group, Inc., (2)	208,260
	Diversified Financial Services – 4.8%
414,679	Bank of America Corporation	6,456,551
112,577	Citigroup Inc.	5,866,387
33,950	CME Group, Inc.	2,663,717
6,934	IntercontinentalExchange Group Inc.	1,559,595

Nuveen Investments

JPZ  Nuveen Equity Premium Income Fund (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	Diversified Financial Services (continued)
133,818	JP Morgan Chase & Co.	$7,825,677
39,312	Leucadia National Corporation	1,114,102
	Total Diversified Financial Services	25,486,029
	Diversified Telecommunication Services – 2.9%
211,856	AT&T Inc.	7,448,857
24,804	CenturyLink Inc.	790,007
248,097	Frontier Communications Corporation	1,153,651
118,769	Verizon Communications Inc.	5,836,309
18,198	Windstream Holdings Inc.	145,220
	Total Diversified Telecommunication Services	15,374,044
	Electric Utilities – 1.0%
14,367	Duke Energy Corporation	991,467
27,323	Great Plains Energy Incorporated	662,310
38,092	OGE Energy Corp.	1,291,319
80,800	Pepco Holdings, Inc.	1,545,704
15,004	Southern Company	616,814
	Total Electric Utilities	5,107,614
	Electrical Equipment – 0.7%
28,305	Emerson Electric Company	1,986,445
14,553	Rockwell Automation, Inc.	1,719,582
	Total Electrical Equipment	3,706,027
	Electronic Equipment & Instruments – 0.4%
118,215	Corning Incorporated	2,106,591
	Energy Equipment & Services – 2.1%
4,164	Diamond Offshore Drilling, Inc.	237,015
18,452	Ensco PLC	1,055,085
75,115	Halliburton Company	3,812,086
8,300	Patterson-UTI Energy, Inc.	210,156
52,180	Schlumberger Limited	4,701,940
16,157	Tidewater Inc.	957,625
	Total Energy Equipment & Services	10,973,907
	Food & Staples Retailing – 1.5%
39,079	CVS Caremark Corporation	2,796,884
38,696	SUPERVALU INC., (2)	282,094
59,540	Wal-Mart Stores, Inc.	4,685,203
	Total Food & Staples Retailing	7,764,181
	Food Products – 1.1%
37,375	Kraft Foods Inc.	2,015,260
112,127	Mondelez International Inc.	3,958,083
	Total Food Products	5,973,343
	Gas Utilities – 1.2%
36,031	AGL Resources Inc.	1,701,744
12,516	Atmos Energy Corporation	568,477
22,995	National Fuel Gas Company	1,641,843
38,518	ONEOK, Inc.	2,395,049
	Total Gas Utilities	6,307,113

Nuveen Investments

Shares	Description (1)	Value
	Health Care Equipment & Supplies – 1.6%
72,041	Abbott Laboratories	$2,761,332
4,460	Hologic Inc., (2)	99,681
3,342	Intuitive Surgical, Inc., (2)	1,283,595
78,706	Medtronic, Inc.	4,516,937
	Total Health Care Equipment & Supplies	8,661,545
	Health Care Providers & Services – 2.2%
6,002	Aetna Inc.	411,677
6,901	Brookdale Senior Living Inc., (2)	187,569
33,153	Express Scripts, Holding Company, (2)	2,328,667
13,578	HCA Holdings Inc., (2)	647,806
1,116	Henry Schein Inc., (2)	127,514
39,267	Kindred Healthcare Inc.	775,131
67,899	UnitedHealth Group Incorporated	5,112,794
25,221	Wellpoint Inc.	2,330,168
	Total Health Care Providers & Services	11,921,326
	Health Care Technology – 0.0%
228	Cerner Corporation, (2)	12,709
	Hotels, Restaurants & Leisure – 1.0%
22,200	Carnival Corporation	891,774
42,761	International Game Technology	776,540
2,272	Interval Leisure Group Inc.	70,205
39,308	McDonald's Corporation	3,814,055
	Total Hotels, Restaurants & Leisure	5,552,574
	Household Durables – 1.0%
2,893	Garmin Limited	133,714
64,653	Newell Rubbermaid Inc.	2,095,404
13,864	Tupperware Corporation	1,310,564
11,356	Whirlpool Corporation	1,781,302
	Total Household Durables	5,320,984
	Household Products – 2.0%
29,756	Colgate-Palmolive Company	1,940,389
11,711	Kimberly-Clark Corporation	1,223,331
90,419	Procter & Gamble Company	7,361,011
	Total Household Products	10,524,731
	Industrial Conglomerates – 2.7%
35,764	3M Co.	5,015,901
323,504	General Electric Company	9,067,816
57	Siemens AG, Sponsored ADR	7,895
	Total Industrial Conglomerates	14,091,612
	Insurance – 2.6%
47,749	Allstate Corporation	2,604,230
8,871	Arthur J. Gallagher & Co.	416,316
24,225	Fidelity National Title Group Inc., Class A	786,101
20,464	Hartford Financial Services Group, Inc.	741,411
13,665	Kemper Corporation	558,625
44,881	Lincoln National Corporation	2,316,757
63,707	Marsh & McLennan Companies, Inc.	3,080,871
35,546	Travelers Companies, Inc.	3,218,335
	Total Insurance	13,722,646

Nuveen Investments

JPZ  Nuveen Equity Premium Income Fund (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	Internet & Catalog Retail – 1.8%
14,883	Amazon.com, Inc., (2)	$5,935,192
8,921	FTD Companies Inc., (2)	290,646
3,103	Hosting Site Network, Inc.	193,317
2,786	priceline.com Incorporated, (2)	3,238,446
	Total Internet & Catalog Retail	9,657,601
	Internet Software & Services – 2.9%
10,937	Akamai Technologies, Inc., (2)	516,008
24,425	eBay Inc., (2)	1,340,688
8,710	Google Inc., Class A, (2)	9,761,383
6,372	United Online, Inc.	87,679
5,616	ValueClick, Inc., (2)	131,246
10,002	VeriSign, Inc., (2)	597,920
71,826	Yahoo! Inc., (2)	2,904,643
	Total Internet Software & Services	15,339,567
	IT Services – 3.8%
1,600	Alliance Data Systems Corporation, (2)	420,688
34,359	Automatic Data Processing, Inc.	2,776,551
17,199	Cognizant Technology Solutions Corporation, Class A, (2)	1,736,755
32,696	Fidelity National Information Services	1,755,121
23,813	International Business Machines Corporation (IBM)	4,466,604
3,197	Lender Processing Services Inc., (2)	119,504
5,819	MasterCard, Inc.	4,861,542
42,671	Paychex, Inc.	1,942,811
10,058	Visa Inc.	2,239,715
	Total IT Services	20,319,291
	Leisure Equipment & Products – 0.4%
15,522	Polaris Industries Inc.	2,260,624
	Machinery – 2.5%
15,616	Caterpillar Inc.	1,418,089
15,272	Cummins Inc.	2,152,894
20,884	Deere & Company	1,907,336
13,600	Graco Inc.	1,062,432
13,107	Ingersoll Rand Company Limited, Class A	807,391
16,893	Parker Hannifin Corporation	2,173,116
11,767	Snap-on Incorporated	1,288,722
5,979	SPX Corporation	595,568
12,948	Stanley Black & Decker Inc.	1,044,774
12,000	Timken Company	660,840
	Total Machinery	13,111,162
	Media – 3.6%
41,236	CBS Corporation, Class B	2,628,383
86,888	Comcast Corporation, Class A	4,515,135
6,400	DISH Network Corporation – Class A, (2)	370,688
39,613	New York Times, Class A	628,658
2,025	News Corporation Class B Shares, (2)	36,106
35,396	Omnicom Group, Inc.	2,632,401
113,479	Regal Entertainment Group, Class A	2,207,167
8,100	Twenty First Century Fox Inc., Class Bq Shares	280,260
73,604	Walt Disney Company	5,623,345
	Total Media	18,922,143
	Metals & Mining – 0.7%
88,284	Alcoa Inc.	938,459
8,274	Freeport-McMoRan Copper & Gold, Inc.	312,261

Nuveen Investments

Shares	Description (1)	Value
	Metals & Mining (continued)
6,726	Newmont Mining Corporation	$154,900
24,595	Nucor Corporation	1,312,881
32,749	Southern Copper Corporation	940,224
	Total Metals & Mining	3,658,725
	Multiline Retail – 1.1%
4,000	Family Dollar Stores, Inc.	259,880
36,680	Macy's, Inc.	1,958,712
25,718	Nordstrom, Inc.	1,589,372
8,076	Sears Holding Corporation, (2)	396,047
26,723	Target Corporation	1,690,764
	Total Multiline Retail	5,894,775
	Multi-Utilities – 1.3%
40,212	Ameren Corporation	1,454,066
22,660	Consolidated Edison, Inc.	1,252,645
30,824	Integrys Energy Group, Inc.	1,677,134
15,734	Northwestern Corporation	681,597
60,347	Public Service Enterprise Group Incorporated	1,933,518
	Total Multi-Utilities	6,998,960
	Oil, Gas & Consumable Fuels – 8.2%
9,051	Cenovus Energy Inc.	259,311
65,327	Chevron Corporation	8,159,996
59,011	ConocoPhillips	4,169,127
39,168	CONSOL Energy Inc.	1,489,951
22,581	Continental Resources Inc., (2)	2,540,814
16,151	EnCana Corporation	291,526
20,469	EOG Resources, Inc.	3,435,517
152,804	Exxon Mobil Corporation	15,463,764
36,332	Occidental Petroleum Corporation	3,455,173
38,405	Phillips 66	2,962,178
4,626	Total SA, Sponsored ADR	283,435
22,108	Valero Energy Corporation	1,114,243
	Total Oil, Gas & Consumable Fuels	43,625,035
	Pharmaceuticals – 6.3%
72,041	AbbVie Inc.	3,804,485
68,565	Bristol-Myers Squibb Company	3,644,230
41,183	Eli Lilly and Company	2,100,333
98,400	Johnson & Johnson	9,012,456
132,433	Merck & Company Inc.	6,628,272
270,678	Pfizer Inc.	8,290,867
	Total Pharmaceuticals	33,480,643
	Professional Services – 0.1%
3,665	Manpower Inc.	314,677
6,949	Resources Connection, Inc.	99,579
	Total Professional Services	414,256
	Real Estate Investment Trust – 2.4%
96,573	Annaly Capital Management Inc.	962,833
39,521	Brandywine Realty Trust	556,851
25,456	CommonWealth REIT	593,379
55,131	CubeSmart	878,788
15,432	Health Care REIT, Inc.	826,692
47,225	Healthcare Realty Trust, Inc.	1,006,365
45,684	Hospitality Properties Trust	1,234,839

Nuveen Investments

JPZ  Nuveen Equity Premium Income Fund (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	Real Estate Investment Trust (continued)
88,469	Lexington Corporate Properties Trust	$903,268
27,077	Liberty Property Trust	917,098
17,263	Medical Properties Trust Inc.	210,954
28,311	MFA Mortgage Investments, Inc.	199,876
26,716	Senior Housing Properties Trust	593,897
11,215	Sun Communities Inc.	478,208
25,238	Ventas Inc.	1,445,633
54,475	Weyerhaeuser Company	1,719,776
	Total Real Estate Investment Trust	12,528,457
	Road & Rail – 1.1%
17,765	Norfolk Southern Corporation	1,649,125
24,329	Union Pacific Corporation	4,087,272
	Total Road & Rail	5,736,397
	Semiconductors & Equipment – 2.5%
25,275	Analog Devices, Inc.	1,287,256
96,369	Applied Materials, Inc.	1,704,768
21,444	Broadcom Corporation, Class A	635,815
213,873	Intel Corporation	5,552,142
12,846	Intersil Holding Corporation, Class A	147,344
3,087	Lam Research Corporation, (2)	168,087
24,776	Microchip Technology Incorporated	1,108,726
27,856	NVIDIA Corporation	446,253
51,579	Texas Instruments Incorporated	2,264,834
	Total Semiconductors & Equipment	13,315,225
	Software – 4.0%
23,572	Adobe Systems Incorporated, (2)	1,411,491
18,599	Autodesk, Inc., (2)	936,088
304,276	Microsoft Corporation	11,389,051
146,688	Oracle Corporation	5,612,283
37,900	Salesforce.com, Inc., (2)	2,091,701
	Total Software	21,440,614
	Specialty Retail – 2.7%
18,330	Abercrombie & Fitch Co., Class A	603,240
41,497	American Eagle Outfitters, Inc.	597,557
21,475	Best Buy Co., Inc.	856,423
7,749	CST Brands Inc.	284,543
50,218	Home Depot, Inc.	4,134,949
36,675	L Brands Inc.	2,268,349
53,033	Lowe's Companies, Inc.	2,627,785
472	Ross Stores, Inc.	35,367
13,465	Tiffany & Co.	1,249,283
28,637	TJX Companies, Inc.	1,825,036
	Total Specialty Retail	14,482,532
	Textiles, Apparel & Luxury Goods – 0.2%
15,064	VF Corporation	939,090
	Thrifts & Mortgage Finance – 0.3%
36,703	Hudson City Bancorp, Inc.	346,109
60,610	New York Community Bancorp Inc.	1,021,279
	Total Thrifts & Mortgage Finance	1,367,388

Nuveen Investments

Shares	Description (1)	Value
	Tobacco – 1.7%
97,022	Altria Group, Inc.	$3,724,675
45,868	Philip Morris International	3,996,479
20,787	Reynolds American Inc.	1,039,142
5,364	Vector Group Ltd.	87,809
	Total Tobacco	8,848,105
	Wireless Telecommunication Services – 0.0%
5,500	USA Mobility Inc.	78,540
	Total Long-Term Investments (cost $323,246,746)	536,793,109

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.9%
$10,246	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/13, repurchase price $10,245,579, collateralized by $10,705,000 U.S. Treasury Notes, 2.000%, due 11/30/20, value $10,450,756	0.000%	1/02/14	$10,245,579
	Total Short-Term Investments (cost $10,245,579)			10,245,579
	Total Investments (cost $333,492,325) – 103.0%			547,038,688
	Other Assets Less Liabilities – (3.0)% (3)			(15,926,194)
	Net Assets – 100%			$531,112,494

Investments in Derivatives as of December 31, 2013

Options Written outstanding:

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value (3)
(310)	S&P 500® Index	$(55,180,000)	1/03/14	$1,780	$(2,165,350)
(322)	S&P 500® Index	(58,282,000)	1/10/14	1,810	(1,384,600)
(321)	S&P 500® Index	(56,977,500)	1/18/14	1,775	(2,523,060)
(265)	S&P 500® Index	(47,435,000)	1/18/14	1,790	(1,706,600)
(343)	S&P 500® Index	(61,740,000)	1/18/14	1,800	(1,913,940)
(343)	S&P 500® Index	(62,083,000)	1/18/14	1,810	(1,608,670)
(341)	S&P 500® Index	(61,380,000)	2/22/14	1,800	(2,177,285)
(284)	S&P 500® Index	(51,404,000)	2/22/14	1,810	(1,598,920)
(345)	S&P 500® Index	(63,480,000)	2/22/14	1,840	(1,238,550)
(2,874)	Total Options Written (premiums received $7,923,665)	$(517,961,500)			$(16,316,975)

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets.

(2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)  Other Assets Less Liabilities includes the Value of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(4)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(5)  The Fund may designate up to 100% of its common stock investments to cover outstanding options written.

ADR  American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments

JSN

Nuveen Equity Premium Opportunity Fund

Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 101.2%
	COMMON STOCKS – 101.2% (5)
	Aerospace & Defense – 2.5%
37,352	Boeing Company	$5,098,174
48,538	Honeywell International Inc.	4,434,917
8,874	Huntington Ingalls Industries Inc.	798,749
17,575	Lockheed Martin Corporation	2,612,700
31,240	Northrop Grumman Corporation	3,580,416
32,796	Raytheon Company	2,974,597
31,622	United Technologies Corporation	3,598,584
	Total Aerospace & Defense	23,098,137
	Air Freight & Logistics – 0.8%
66,243	United Parcel Service, Inc., Class B	6,960,814
	Auto Components – 0.2%
60,739	Gentex Corporation	2,003,780
	Automobiles – 0.6%
213,263	Ford Motor Company	3,290,648
33,442	Harley-Davidson, Inc.	2,315,524
	Total Automobiles	5,606,172
	Beverages – 1.8%
235,730	Coca-Cola Company	9,738,006
28,504	Monster Beverage Corporation, (2)	1,931,716
61,746	PepsiCo, Inc.	5,121,213
	Total Beverages	16,790,935
	Biotechnology – 4.1%
48,142	Amgen Inc.	5,495,891
81,056	Celgene Corporation, (2)	13,695,222
236,655	Gilead Sciences, Inc., (2)	17,784,623
	Total Biotechnology	36,975,736
	Capital Markets – 1.5%
129,710	Charles Schwab Corporation	3,372,460
48,725	Eaton Vance Corporation	2,084,943
5,564	Goldman Sachs Group, Inc.	986,275
43,099	Legg Mason, Inc.	1,873,945
101,241	Morgan Stanley	3,174,918
31,993	Waddell & Reed Financial, Inc., Class A	2,083,384
	Total Capital Markets	13,575,925
	Chemicals – 1.6%
35,894	Dow Chemical Company	1,593,694
26,873	E.I. Du Pont de Nemours and Company	1,745,939
61,739	Eastman Chemical Company	4,982,337
37,024	Monsanto Company	4,315,147
10,878	Potash Corporation of Saskatchewan	358,539
33,218	RPM International, Inc.	1,378,879
	Total Chemicals	14,374,535

Nuveen Investments

Shares	Description (1)	Value
	Commercial Banks – 2.0%
71,851	Fifth Third Bancorp.	$1,511,027
86,613	First Horizon National Corporation	1,009,041
143	HSBC Holdings PLC, Sponsored ADR	7,884
6	Lloyds TSB Group PLC, Sponsored ADR, (2)	32
111,373	U.S. Bancorp	4,499,469
241,110	Wells Fargo & Company	10,946,394
	Total Commercial Banks	17,973,847
	Commercial Services & Supplies – 0.5%
23,371	Deluxe Corporation	1,219,732
49,936	R.R. Donnelley & Sons Company	1,012,702
53,708	Waste Management, Inc.	2,409,878
	Total Commercial Services & Supplies	4,642,312
	Communications Equipment – 3.7%
45,063	ADTRAN, Inc.	1,217,152
630,518	Cisco Systems, Inc.	14,155,129
19,247	Harris Corporation	1,343,633
14,940	Motorola Solutions Inc.	1,008,450
213,763	QUALCOMM, Inc.	15,871,903
	Total Communications Equipment	33,596,267
	Computers & Peripherals – 6.7%
91,568	Apple, Inc.	51,379,720
157,114	EMC Corporation	3,951,417
114,325	Hewlett-Packard Company	3,198,814
65,269	NetApp, Inc.	2,685,167
	Total Computers & Peripherals	61,215,118
	Consumer Finance – 1.1%
51,885	American Express Company	4,707,526
55,844	Discover Financial Services	3,124,472
77,393	SLM Corporation	2,033,888
	Total Consumer Finance	9,865,886
	Containers & Packaging – 0.6%
59,259	Packaging Corp. of America	3,749,910
50,628	Sonoco Products Company	2,112,200
	Total Containers & Packaging	5,862,110
	Distributors – 0.3%
31,204	Genuine Parts Company	2,595,861
	Diversified Consumer Services – 0.1%
35,953	Hillenbrand Inc.	1,057,737
	Diversified Financial Services – 4.2%
529,867	Bank of America Corporation	8,250,029
82,207	Berkshire Hathaway Inc., Class B, (2)	9,746,462
97,595	Citigroup Inc.	5,085,675
41,458	CME Group, Inc.	3,252,795
3,691	ING Groep N.V, Sponsored ADR, (2)	51,711
201,985	JP Morgan Chase & Co.	11,812,083
	Total Diversified Financial Services	38,198,755

Nuveen Investments

JSN  Nuveen Equity Premium Opportunity Fund (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	Diversified Telecommunication Services – 2.0%
263,253	AT&T Inc.	$9,255,975
93,521	Frontier Communications Corporation	434,873
174,210	Verizon Communications Inc.	8,560,679
	Total Diversified Telecommunication Services	18,251,527
	Electric Utilities – 1.4%
43,811	Companhia Energetica de Minas Gerais, Sponsored ADR	341,288
44,184	Duke Energy Corporation	3,049,138
71,296	Great Plains Energy Incorporated	1,728,215
100,736	OGE Energy Corp.	3,414,950
129,707	Pepco Holdings, Inc.	2,481,295
25,438	Pinnacle West Capital Corporation	1,346,179
	Total Electric Utilities	12,361,065
	Electrical Equipment – 1.7%
14,520	Eaton PLC	1,105,262
51,549	Emerson Electric Company	3,617,709
11,240	Hubbell Incorporated, Class B	1,224,036
31,575	Rockwell Automation, Inc.	3,730,902
42,974	Roper Industries Inc.	5,959,634
	Total Electrical Equipment	15,637,543
	Electronic Equipment & Instruments – 0.2%
88,036	Corning Incorporated	1,568,802
	Energy Equipment & Services – 1.9%
25,308	Diamond Offshore Drilling, Inc.	1,440,531
36,079	Ensco PLC, Sponsored ADR	2,062,997
90,607	Halliburton Company	4,598,305
54,107	Patterson-UTI Energy, Inc.	1,369,989
75,828	Schlumberger Limited	6,832,861
17,510	Tidewater Inc.	1,037,818
	Total Energy Equipment & Services	17,342,501
	Food & Staples Retailing – 1.1%
40,610	CVS Caremark Corporation	2,906,458
82,219	Kroger Co.	3,250,117
38,974	SUPERVALU INC., (2)	284,120
62,176	Walgreen Co.	3,571,389
3,390	Wal-Mart Stores, Inc.	266,759
	Total Food & Staples Retailing	10,278,843
	Food Products – 0.9%
49,868	Kraft Foods Inc.	2,688,883
149,606	Mondelez International Inc.	5,281,092
	Total Food Products	7,969,975
	Gas Utilities – 1.2%
34,085	Atmos Energy Corporation	1,548,141
41,373	National Fuel Gas Company	2,954,032
99,610	ONEOK, Inc.	6,193,750
	Total Gas Utilities	10,695,923
	Health Care Equipment & Supplies – 1.8%
91,444	Abbott Laboratories	3,505,049
68,517	Baxter International, Inc.	4,765,357
36,821	Hill Rom Holdings Inc.	1,522,180

Nuveen Investments

Shares	Description (1)	Value
	Health Care Equipment & Supplies (continued)
97,109	Hologic Inc., (2)	$2,170,386
69,279	Medtronic, Inc.	3,975,922
	Total Health Care Equipment & Supplies	15,938,894
	Health Care Providers & Services – 2.2%
52,702	Aetna Inc.	3,614,830
62,293	Brookdale Senior Living Inc., (2)	1,693,124
106,974	Express Scripts, Holding Company, (2)	7,513,854
54,234	UnitedHealth Group Incorporated	4,083,820
28,746	Wellpoint Inc.	2,655,843
	Total Health Care Providers & Services	19,561,471
	Hotels, Restaurants & Leisure – 1.7%
51,390	International Game Technology	933,242
8,487	Las Vegas Sands	669,370
38,552	McDonald's Corporation	3,740,701
49,918	Starbucks Corporation	3,913,072
21,179	Starwood Hotels & Resorts Worldwide, Inc.	1,682,672
23,029	Wynn Resorts Ltd	4,472,462
	Total Hotels, Restaurants & Leisure	15,411,519
	Household Durables – 0.6%
38,947	KB Home	711,951
54,753	Newell Rubbermaid Inc.	1,774,545
19,851	Whirlpool Corporation	3,113,828
	Total Household Durables	5,600,324
	Household Products – 1.7%
83,232	Colgate-Palmolive Company	5,427,559
122,264	Procter & Gamble Company	9,953,512
	Total Household Products	15,381,071
	Industrial Conglomerates – 1.7%
17,826	3M Co.	2,500,097
466,839	General Electric Company	13,085,497
	Total Industrial Conglomerates	15,585,594
	Insurance – 1.8%
59,372	Allstate Corporation	3,238,149
23,207	American International Group	1,184,717
26,066	Arthur J. Gallagher & Co.	1,223,277
92,800	CNO Financial Group Inc.	1,641,632
65,958	Genworth Financial Inc., Class A, (2)	1,024,328
23,657	Hartford Financial Services Group, Inc.	857,093
13,952	Kemper Corporation	570,358
35,717	Lincoln National Corporation	1,843,712
103,489	Marsh & McLennan Companies, Inc.	5,004,728
	Total Insurance	16,587,994
	Internet & Catalog Retail – 2.8%
51,843	Amazon.com, Inc., (2)	20,674,470
27,170	Hosting Site Network, Inc.	1,692,691
2,747	priceline.com Incorporated, (2)	3,193,113
	Total Internet & Catalog Retail	25,560,274

Nuveen Investments

JSN  Nuveen Equity Premium Opportunity Fund (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	Internet Software & Services – 6.0%
39,603	Akamai Technologies, Inc., (2)	$1,868,470
58,343	Earthlink, Inc.	295,799
194,369	eBay Inc., (2)	10,668,914
107,717	Facebook Inc., Class A Shares, (2)	5,887,811
28,344	Google Inc., Class A, (2)	31,765,403
22,576	IAC/InterActiveCorp.	1,550,745
45,334	VeriSign, Inc., (2)	2,710,067
	Total Internet Software & Services	54,747,209
	IT Services – 3.8%
105,019	Automatic Data Processing, Inc.	8,486,585
61,069	Fidelity National Information Services	3,278,184
51,410	International Business Machines Corporation (IBM)	9,642,974
14,762	Lender Processing Services Inc., (2)	551,804
108,876	Paychex, Inc.	4,957,124
32,522	Visa Inc.	7,241,999
	Total IT Services	34,158,670
	Leisure Equipment & Products – 0.8%
70,638	Mattel, Inc.	3,360,956
29,666	Polaris Industries Inc.	4,320,556
	Total Leisure Equipment & Products	7,681,512
	Machinery – 1.9%
16,432	Caterpillar Inc.	1,492,190
18,970	Deere & Company	1,732,530
43,913	Graco Inc.	3,430,484
23,133	Joy Global Inc.	1,353,049
27,707	SPX Corporation	2,759,894
40,513	Stanley Black & Decker Inc.	3,268,994
50,568	Timken Company	2,784,780
	Total Machinery	16,821,921
	Media – 2.7%
97,817	New York Times, Class A	1,552,356
75,168	News Corporation, Class A Shares, (2)	1,354,527
58,689	Omnicom Group, Inc.	4,364,701
82,498	Regal Entertainment Group, Class A	1,604,586
300,675	Twenty First Century Fox Inc., Class A Shares	10,577,746
60,260	Walt Disney Company	4,603,864
	Total Media	24,057,780
	Metals & Mining – 0.7%
268,308	Alcoa Inc.	2,852,114
20,083	Barrick Gold Corporation	354,063
53,761	Freeport-McMoRan Copper & Gold, Inc.	2,028,940
148,596	Hecla Mining Company	457,676
16,325	Southern Copper Corporation	468,691
	Total Metals & Mining	6,161,484
	Multiline Retail – 1.0%
52,643	Macy's, Inc.	2,811,136
44,360	Nordstrom, Inc.	2,741,448
21,415	Sears Holding Corporation, (2)	1,050,192
37,279	Target Corporation	2,358,642
	Total Multiline Retail	8,961,418

Nuveen Investments

Shares	Description (1)	Value
	Multi-Utilities – 0.6%
62,041	Ameren Corporation	$2,243,403
97,043	Public Service Enterprise Group Incorporated	3,109,258
	Total Multi-Utilities	5,352,661
	Oil, Gas & Consumable Fuels – 5.4%
97,595	Chevron Corporation	12,190,591
2,747	CNOOC Limited, Sponsored ADR	515,502
81,203	ConocoPhillips	5,736,992
160,904	Exxon Mobil Corporation	16,283,484
27,119	Hess Corporation	2,250,877
51,327	Occidental Petroleum Corporation	4,881,198
3,274	PetroChina Company Limited, Sponsored ADR	359,289
54,850	Phillips 66	4,230,581
122,639	SandRidge Energy Inc., (2)	744,419
39,133	StatoilHydro ASA, Sponsored ADR	944,279
23,753	Suncor Energy, Inc.	832,543
	Total Oil, Gas & Consumable Fuels	48,969,755
	Pharmaceuticals – 5.1%
83,632	AbbVie Inc.	4,416,606
151,837	Bristol-Myers Squibb Company	8,070,137
84,570	Eli Lilly and Company	4,313,070
1,112	GlaxoSmithKline PLC, Sponsored ADR	59,370
118,167	Johnson & Johnson	10,822,915
174,141	Merck & Company Inc.	8,715,757
308,024	Pfizer Inc.	9,434,775
	Total Pharmaceuticals	45,832,630
	Professional Services – 0.3%
29,079	Manpower Inc.	2,496,723
18,692	Resources Connection, Inc.	267,856
	Total Professional Services	2,764,579
	Real Estate Investment Trust – 1.2%
60,679	Apartment Investment & Management Company, Class A	1,572,193
69,975	Brandywine Realty Trust	985,948
34,687	CBL & Associates Properties Inc.	622,979
129,993	CubeSmart	2,072,088
114,294	DCT Industrial Trust Inc.	814,916
43,378	Health Care REIT, Inc.	2,323,759
79,809	Lexington Corporate Properties Trust	814,850
46,608	Liberty Property Trust	1,578,613
8,511	Ventas Inc.	487,510
	Total Real Estate Investment Trust	11,272,856
	Road & Rail – 0.8%
41,968	Union Pacific Corporation	7,050,624
	Semiconductors & Equipment – 3.5%
98,918	Altera Corporation	3,217,803
64,144	Analog Devices, Inc.	3,266,854
107,440	Broadcom Corporation, Class A	3,185,596
699,018	Intel Corporation	18,146,506
26,060	Intersil Holding Corporation, Class A	298,908
81,111	Linear Technology Corporation	3,694,606
	Total Semiconductors & Equipment	31,810,273

Nuveen Investments

JSN  Nuveen Equity Premium Opportunity Fund (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	Software – 6.3%
154,461	Activision Blizzard Inc.	$2,754,040
134,980	Adobe Systems Incorporated, (2)	8,082,602
79,219	Autodesk, Inc., (2)	3,987,092
920,600	Microsoft Corporation	34,458,057
200,553	Oracle Corporation	7,673,158
	Total Software	56,954,949
	Specialty Retail – 2.4%
20,823	Abercrombie & Fitch Co., Class A	685,285
59,432	American Eagle Outfitters, Inc.	855,821
51,495	Best Buy Co., Inc.	2,053,621
58,779	CarMax, Inc., (2)	2,763,789
73,397	Gap, Inc.	2,868,355
38,435	Home Depot, Inc.	3,164,738
58,013	L Brands Inc.	3,588,104
111,815	Lowe's Companies, Inc.	5,540,433
	Total Specialty Retail	21,520,146
	Thrifts & Mortgage Finance – 0.1%
40,800	MGIC Investment Corporation, (2)	344,352
56,714	New York Community Bancorp Inc.	955,631
	Total Thrifts & Mortgage Finance	1,299,983
	Tobacco – 1.4%
72,934	Altria Group, Inc.	2,799,936
95,982	Philip Morris International	8,362,912
36,132	Reynolds American Inc.	1,806,239
	Total Tobacco	12,969,087
	Wireless Telecommunication Services – 0.2%
4,018	China Mobile Limited, Sponsored ADR	210,101
116,407	Sprint Corporation, (2)	1,251,375
	Total Wireless Telecommunication Services	1,461,476
	Total Long-Term Investments (cost $519,370,589)	917,976,260

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.0%
$18,587	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/13, repurchase price $18,587,179, collateralized by $19,550,000 U.S. Treasury Notes, 2.500%, due 8/15/23, value $18,963,500	0.000%	1/02/14	$18,587,179
	Total Short-Term Investments (cost $18,587,179)			18,587,179
	Total Investments (cost $537,957,768) – 103.2%			936,563,439
	Other Assets Less Liabilities – (3.2)% (3)			(29,057,343)
	Net Assets – 100%			$907,506,096

Nuveen Investments

Investments in Derivatives as of December 31, 2013

  Options Written outstanding:

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value (3)
(80)	MINI-NASDAQ-100 Index	$(27,200,000)	1/18/14	$3,400	$(1,606,400)
(77)	MINI-NASDAQ-100 Index	(26,565,000)	1/18/14	3,450	(1,177,330)
(80)	MINI-NASDAQ-100 Index	(27,800,000)	1/18/14	3,475	(1,038,000)
(80)	MINI-NASDAQ-100 Index	(28,400,000)	1/18/14	3,550	(546,400)
(83)	MINI-NASDAQ-100 Index	(28,220,000)	2/22/14	3,400	(1,762,505)
(73)	MINI-NASDAQ-100 Index	(25,367,500)	2/22/14	3,475	(1,099,745)
(83)	MINI-NASDAQ-100 Index	(29,050,000)	2/22/14	3,500	(1,088,130)
(76)	MINI-NASDAQ-100 Index	(26,980,000)	2/22/14	3,550	(729,220)
(389)	S&P 500® Index	(69,242,000)	1/03/14	1,780	(2,717,165)
(429)	S&P 500® Index	(77,649,000)	1/10/14	1,810	(1,844,700)
(426)	S&P 500® Index	(75,615,000)	1/18/14	1,775	(3,348,360)
(348)	S&P 500® Index	(62,292,000)	1/18/14	1,790	(2,241,120)
(409)	S&P 500® Index	(73,620,000)	1/18/14	1,800	(2,282,220)
(420)	S&P 500® Index	(76,020,000)	1/18/14	1,810	(1,969,800)
(456)	S&P 500® Index	(82,080,000)	2/22/14	1,800	(2,911,560)
(358)	S&P 500® Index	(64,798,000)	2/22/14	1,810	(2,015,540)
(448)	S&P 500® Index	(82,432,000)	2/22/14	1,840	(1,608,320)
(4,315)	Total Options Written (premiums received $15,265,138)	$(883,330,500)			$(29,986,515)

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets.

(2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)  Other Assets Less Liabilities includes the Value of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(4)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(5)  The Fund may designate up to 100% of its common stock investments to cover outstanding options written.

ADR  American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments

JLA

Nuveen Equity Premium Advantage Fund

Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 101.2%
	COMMON STOCKS – 101.2% (5)
	Aerospace & Defense – 1.5%
15,279	Boeing Company	$2,085,431
16,032	Honeywell International Inc.	1,464,844
15,314	United Technologies Corporation	1,742,733
	Total Aerospace & Defense	5,293,008
	Air Freight & Logistics – 0.7%
22,785	United Parcel Service, Inc., Class B	2,394,248
	Airlines – 0.2%
12,008	Delta Air Lines, Inc.	329,860
26,363	Southwest Airlines Co.	496,679
	Total Airlines	826,539
	Auto Components – 0.1%
10,102	American Axle and Manufacturing Holdings Inc., (2)	206,586
	Automobiles – 0.5%
49,165	Ford Motor Company	758,616
14,597	Harley-Davidson, Inc.	1,010,696
	Total Automobiles	1,769,312
	Beverages – 1.3%
36,625	Coca-Cola Company	1,512,979
15,729	Monster Beverage Corporation, (2)	1,065,954
24,602	PepsiCo, Inc.	2,040,490
	Total Beverages	4,619,423
	Biotechnology – 5.8%
55,224	Amgen Inc.	6,304,372
36,471	Celgene Corporation, (2)	6,162,140
113,472	Gilead Sciences, Inc., (2)	8,527,421
	Total Biotechnology	20,993,933
	Capital Markets – 1.3%
28,551	Bank of New York Company, Inc.	997,572
62,652	Charles Schwab Corporation	1,628,952
1,581	Goldman Sachs Group, Inc.	280,248
24,475	Morgan Stanley	767,536
17,346	Waddell & Reed Financial, Inc., Class A	1,129,572
	Total Capital Markets	4,803,880
	Chemicals – 1.1%
973	CF Industries Holdings, Inc.	226,748
18,504	Dow Chemical Company	821,578
22,041	E.I. Du Pont de Nemours and Company	1,432,004
10,514	Monsanto Company	1,225,407
4,219	Mosaic Company	199,432
	Total Chemicals	3,905,169

Nuveen Investments

Shares	Description (1)	Value
	Commercial Banks – 1.4%
47,336	U.S. Bancorp	$1,912,374
66,560	Wells Fargo & Company	3,021,824
	Total Commercial Banks	4,934,198
	Commercial Services & Supplies – 0.1%
10,378	R.R. Donnelley & Sons Company	210,466
	Communications Equipment – 4.2%
348,053	Cisco Systems, Inc.	7,813,790
98,669	QUALCOMM, Inc.	7,326,173
	Total Communications Equipment	15,139,963
	Computers & Peripherals – 8.8%
51,048	Apple, Inc.	28,643,543
28,119	EMC Corporation	707,193
19,045	Hewlett-Packard Company	532,879
24,916	Western Digital Corporation	2,090,452
	Total Computers & Peripherals	31,974,067
	Consumer Finance – 0.5%
8,310	American Express Company	753,966
6,671	Capital One Financial Corporation	511,065
27,215	SLM Corporation	715,210
	Total Consumer Finance	1,980,241
	Containers & Packaging – 0.4%
19,780	Packaging Corp. of America	1,251,678
4,824	Sonoco Products Company	201,257
	Total Containers & Packaging	1,452,935
	Distributors – 0.1%
3,449	Genuine Parts Company	286,922
	Diversified Consumer Services – 0.1%
4,119	ITT Educational Services, Inc., (2)	138,316
21,475	Service Corporation International	389,342
	Total Diversified Consumer Services	527,658
	Diversified Financial Services – 2.7%
149,582	Bank of America Corporation	2,328,992
3,641	Berkshire Hathaway Inc., Class B, (2)	431,677
39,530	Citigroup Inc.	2,059,908
19,235	CME Group, Inc.	1,509,178
39,922	JP Morgan Chase & Co.	2,334,639
13,902	Moody's Corporation	1,090,890
	Total Diversified Financial Services	9,755,284
	Diversified Telecommunication Services – 1.3%
56,804	AT&T Inc.	1,997,229
1	Frontier Communications Corporation	5
58,014	Verizon Communications Inc.	2,850,808
	Total Diversified Telecommunication Services	4,848,042
	Electric Utilities – 1.4%
26,993	Duke Energy Corporation	1,862,787
48,358	Great Plains Energy Incorporated	1,172,198

Nuveen Investments

JLA  Nuveen Equity Premium Advantage Fund (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	Electric Utilities (continued)
13,768	OGE Energy Corp.	$466,735
28,722	Pinnacle West Capital Corporation	1,519,968
	Total Electric Utilities	5,021,688
	Electrical Equipment – 1.9%
29,489	Eaton PLC	2,244,703
23,896	Emerson Electric Company	1,677,021
11,238	Hubbell Incorporated, Class B	1,223,818
13,491	Rockwell Automation, Inc.	1,594,097
	Total Electrical Equipment	6,739,639
	Electronic Equipment & Instruments – 0.6%
17,200	Amphenol Corporation, Class A	1,533,896
30,310	Corning Incorporated	540,124
	Total Electronic Equipment & Instruments	2,074,020
	Energy Equipment & Services – 1.3%
23,374	Cameron International Corporation, (2)	1,391,454
9,396	Diamond Offshore Drilling, Inc.	534,820
25,616	Halliburton Company	1,300,012
15,853	Schlumberger Limited	1,428,514
	Total Energy Equipment & Services	4,654,800
	Food & Staples Retailing – 1.8%
28,444	CVS Caremark Corporation	2,035,737
27,808	Kroger Co.	1,099,250
23,214	Walgreen Co.	1,333,412
28,013	Wal-Mart Stores, Inc.	2,204,343
	Total Food & Staples Retailing	6,672,742
	Food Products – 1.1%
10,080	Archer-Daniels-Midland Company	437,472
15,863	Kraft Foods Inc.	855,333
72,807	Mondelez International Inc.	2,570,087
	Total Food Products	3,862,892
	Gas Utilities – 0.4%
21,576	AGL Resources Inc.	1,019,034
15,026	Piedmont Natural Gas Company	498,262
	Total Gas Utilities	1,517,296
	Health Care Equipment & Supplies – 1.7%
41,688	Abbott Laboratories	1,597,901
15,735	Baxter International, Inc.	1,094,369
9,327	CareFusion Corporation, (2)	371,401
5,822	Covidien PLC	396,478
12,334	Hill Rom Holdings Inc.	509,888
10,331	Medtronic, Inc.	592,896
10,240	Saint Jude Medical Inc.	634,368
8,617	Zimmer Holdings, Inc.	803,018
	Total Health Care Equipment & Supplies	6,000,319
	Health Care Providers & Services – 2.8%
13,759	Brookdale Senior Living Inc., (2)	373,970
22,180	Cardinal Health, Inc.	1,481,846
47,084	Express Scripts, Holding Company, (2)	3,307,180
1,520	McKesson HBOC Inc.	245,328

Nuveen Investments

Shares	Description (1)	Value
	Health Care Providers & Services (continued)
11,450	Omnicare, Inc.	$691,122
12,175	Tenet Healthcare Corporation, (2)	512,811
15,630	UnitedHealth Group Incorporated	1,176,939
19,206	Universal Health Services, Inc., Class B	1,560,680
8,528	Wellpoint Inc.	787,902
	Total Health Care Providers & Services	10,137,778
	Hotels, Restaurants & Leisure – 1.7%
20,714	Carnival Corporation	832,081
17,543	International Game Technology	318,581
22,319	McDonald's Corporation	2,165,613
12,224	Starwood Hotels & Resorts Worldwide, Inc.	971,197
84,855	The Wendy's Company	739,936
17,576	Tim Hortons Inc.	1,026,087
	Total Hotels, Restaurants & Leisure	6,053,495
	Household Durables – 0.9%
41,536	KB Home	759,278
36,936	Newell Rubbermaid Inc.	1,197,096
7,376	Whirlpool Corporation	1,156,999
	Total Household Durables	3,113,373
	Household Products – 0.7%
32,355	Procter & Gamble Company	2,634,021
	Industrial Conglomerates – 1.3%
8,803	3M Co.	1,234,621
13,006	Danaher Corporation	1,004,063
82,528	General Electric Company	2,313,260
	Total Industrial Conglomerates	4,551,944
	Insurance – 1.4%
12,439	American International Group	635,011
824	Arch Capital Group Limited, (2)	49,185
26,516	Fidelity National Title Group Inc., Class A	860,444
24,192	Marsh & McLennan Companies, Inc.	1,169,925
13,163	Prudential Financial, Inc.	1,213,892
14,688	Travelers Companies, Inc.	1,329,852
	Total Insurance	5,258,309
	Internet & Catalog Retail – 4.5%
27,694	Amazon.com, Inc., (2)	11,044,090
10,391	Hosting Site Network, Inc.	647,359
3,853	priceline.com Incorporated, (2)	4,478,727
	Total Internet & Catalog Retail	16,170,176
	Internet Software & Services – 10.0%
19,016	Akamai Technologies, Inc., (2)	897,175
2,017	AOL Inc., (2)	94,033
15,082	Baidu Inc., Sponsored ADR, (2)	2,682,786
82,285	eBay Inc., (2)	4,516,624
98,180	Facebook Inc., Class A Shares, (2)	5,366,519
16,044	Google Inc., Class A, (2)	17,980,671
19,941	IAC/InterActiveCorp.	1,369,747
85,817	Yahoo! Inc., (2)	3,470,439
	Total Internet Software & Services	36,377,994

Nuveen Investments

JLA  Nuveen Equity Premium Advantage Fund (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	IT Services – 3.4%
45,367	Automatic Data Processing, Inc.	$3,666,107
21,780	Fidelity National Information Services	1,169,150
8,158	Global Payments Inc.	530,188
8,467	Infosys Technologies Limited, Sponsored ADR	479,232
9,631	International Business Machines Corporation (IBM)	1,806,487
9,508	Lender Processing Services Inc., (2)	355,409
58,743	Paychex, Inc.	2,674,569
7,718	Visa Inc.	1,718,644
	Total IT Services	12,399,786
	Life Sciences Tools & Services – 0.2%
15,384	Agilent Technologies, Inc.	879,811
	Machinery – 1.3%
9,726	Caterpillar Inc.	883,218
7,028	Deere & Company	641,867
22,531	Graco Inc.	1,760,122
16,187	SPX Corporation	1,612,387
	Total Machinery	4,897,594
	Media – 3.6%
19,288	CBS Corporation, Class B	1,229,417
49,965	DirecTV, (2)	3,452,082
2,751	Liberty Media Corporation, (2)	402,884
2,751	Starz – Class A, (2)	80,439
12,888	News Corporation Class B Shares, (2)	229,793
20,124	Omnicom Group, Inc.	1,496,622
5,242	Time Warner Cable, Class A	710,291
21,163	Time Warner Inc.	1,475,484
51,552	Twenty First Century Fox Inc., Class Bq Shares	1,783,699
30,876	Walt Disney Company	2,358,926
	Total Media	13,219,637
	Metals & Mining – 0.3%
4,949	AngloGold Ashanti Limited, Sponsored ADR	58,002
7,972	Cliffs Natural Resources Inc.	208,946
54,923	Companhia Siderurgica Nacional S.A., Sponsored ADR	340,523
5,432	Freeport-McMoRan Copper & Gold, Inc.	205,004
1,736	Newmont Mining Corporation	39,980
7,686	United States Steel Corporation	226,737
	Total Metals & Mining	1,079,192
	Multiline Retail – 0.3%
10,865	Family Dollar Stores, Inc.	705,899
4,575	J.C. Penney Company, Inc., (2)	41,861
4,511	Kohl's Corporation	255,999
	Total Multiline Retail	1,003,759
	Multi-Utilities – 0.3%
21,316	Integrys Energy Group, Inc.	1,159,804
	Oil, Gas & Consumable Fuels – 3.9%
1,231	Anadarko Petroleum Corporation	97,643
9,342	Cabot Oil & Gas Corporation	362,096
30,857	Chevron Corporation	3,854,348
30,285	ConocoPhillips	2,139,635
51,660	Exxon Mobil Corporation	5,227,992
1,606	Marathon Oil Corporation	56,692

Nuveen Investments

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
6,095	Occidental Petroleum Corporation	$579,635
22,649	Phillips 66	1,746,917
1,685	Royal Dutch Shell PLC, Class A, Sponsored ADR	120,090
	Total Oil, Gas & Consumable Fuels	14,185,048
	Paper & Forest Products – 0.1%
10,899	International Paper Company	534,378
	Pharmaceuticals – 3.9%
34,838	AbbVie Inc.	1,839,795
12,438	Allergan, Inc.	1,381,613
40,636	Bristol-Myers Squibb Company	2,159,803
6,117	Eli Lilly and Company	311,967
13,675	Forest Laboratories, Inc., (2)	820,910
3,397	GlaxoSmithKline PLC, Sponsored ADR	181,366
20,631	Johnson & Johnson	1,889,593
727	Mallinckrodt PLC, (2)	37,993
52,757	Merck & Company Inc.	2,640,488
3,747	Novartis AG, Sponsored ADR	301,184
80,536	Pfizer Inc.	2,466,818
	Total Pharmaceuticals	14,031,530
	Professional Services – 0.8%
18,950	Manpower Inc.	1,627,047
30,314	Robert Half International Inc.	1,272,885
	Total Professional Services	2,899,932
	Real Estate Investment Trust – 0.9%
18,413	Apartment Investment & Management Company, Class A	477,081
28,958	CubeSmart	461,591
4,590	Developers Diversified Realty Corporation	70,548
40,126	Senior Housing Properties Trust	892,001
25,511	Ventas Inc.	1,461,270
	Total Real Estate Investment Trust	3,362,491
	Road & Rail – 0.2%
23,916	CSX Corporation	688,063
	Semiconductors & Equipment – 5.5%
54,140	Advanced Micro Devices, Inc., (2)	209,522
44,181	Altera Corporation	1,437,208
25,698	Analog Devices, Inc.	1,308,799
65,680	Applied Materials, Inc.	1,161,879
1,253	ASML Holding NV, Sponsored ADR	117,406
47,386	Atmel Corporation, (2)	371,032
44,195	Broadcom Corporation, Class A	1,310,382
4,697	Cree, Inc., (2)	293,891
11,761	Cypress Semiconductor Corporation	123,491
28,948	Fairchild Semiconductor International Inc., Class A, (2)	386,456
17,789	Integrated Device Technology, Inc., (2)	181,270
336,820	Intel Corporation	8,743,847
2,596	Intersil Holding Corporation, Class A	29,776
8,733	Lam Research Corporation, (2)	475,512
45,919	Linear Technology Corporation	2,091,610
35,700	LSI Logic Corporation	393,414
76,193	NVIDIA Corporation	1,220,612
5,819	SunEdison Inc., (2)	75,938
2,774	Taiwan Semiconductor Manufacturing Company Limited, Sponsored ADR	48,379
	Total Semiconductors & Equipment	19,980,424

Nuveen Investments

JLA  Nuveen Equity Premium Advantage Fund (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	Software – 8.1%
62,768	Activision Blizzard Inc.	$1,119,153
43,455	Adobe Systems Incorporated, (2)	2,602,085
31,158	Autodesk, Inc., (2)	1,568,182
62,885	CA Inc.	2,116,080
33,659	Cadence Design Systems, Inc., (2)	471,899
496,139	Microsoft Corporation	18,570,483
73,727	Oracle Corporation	2,820,795
	Total Software	29,268,677
	Specialty Retail – 1.7%
1,126	Best Buy Co., Inc.	44,905
16,073	Gap, Inc.	628,133
26,305	Home Depot, Inc.	2,165,955
29,574	L Brands Inc.	1,829,152
2,484	Lowe's Companies, Inc.	123,082
10,184	TJX Companies, Inc.	649,026
23,096	Urban Outfitters, Inc., (2)	856,862
	Total Specialty Retail	6,297,115
	Textiles, Apparel & Luxury Goods – 0.2%
13,384	Coach, Inc.	751,244
	Thrifts & Mortgage Finance – 0.0%
1,712	Tree.com Inc., (2)	56,222
	Tobacco – 0.7%
20,575	Altria Group, Inc.	789,874
20,620	Philip Morris International	1,796,621
	Total Tobacco	2,586,495
	Wireless Telecommunication Services – 0.2%
9,319	Crown Castle International Corporation, (2)	684,294
	Total Long-Term Investments (cost $190,095,904)	366,727,856

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.1%
$7,680	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/13, repurchase price $7,680,103, collateralized by $8,025,000 U.S. Treasury Notes, 2.000%, due 11/30/20, value $7,834,406	0.000%	1/02/14	$7,680,103
	Total Short-Term Investments (cost $7,680,103)			7,680,103
	Total Investments (cost $197,776,007) – 103.3%			374,407,959
	Other Assets Less Liabilities – (3.3)% (3)			(12,049,653)
	Net Assets – 100%			$362,358,306

Nuveen Investments

Investments in Derivatives as of December 31, 2013

  Options Written outstanding:

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value (3)
(62)	MINI-NASDAQ-100 Index	$(21,080,000)	1/18/14	$3,400	$(1,244,960)
(61)	MINI-NASDAQ-100 Index	(21,045,000)	1/18/14	3,450	(932,690)
(64)	MINI-NASDAQ-100 Index	(22,240,000)	1/18/14	3,475	(830,400)
(63)	MINI-NASDAQ-100 Index	(22,365,000)	1/18/14	3,550	(430,290)
(66)	MINI-NASDAQ-100 Index	(22,440,000)	2/22/14	3,400	(1,401,510)
(62)	MINI-NASDAQ-100 Index	(21,545,000)	2/22/14	3,475	(934,030)
(64)	MINI-NASDAQ-100 Index	(22,400,000)	2/22/14	3,500	(839,040)
(64)	MINI-NASDAQ-100 Index	(22,720,000)	2/22/14	3,550	(614,080)
(107)	S&P 500® Index	(19,046,000)	1/03/14	1,780	(747,395)
(116)	S&P 500® Index	(20,996,000)	1/10/14	1,810	(498,800)
(113)	S&P 500® Index	(20,057,500)	1/18/14	1,775	(888,180)
(88)	S&P 500® Index	(15,752,000)	1/18/14	1,790	(566,720)
(108)	S&P 500® Index	(19,440,000)	1/18/14	1,800	(602,640)
(115)	S&P 500® Index	(20,815,000)	1/18/14	1,810	(539,350)
(121)	S&P 500® Index	(21,780,000)	2/22/14	1,800	(772,585)
(94)	S&P 500® Index	(17,014,000)	2/22/14	1,810	(529,220)
(120)	S&P 500® Index	(22,080,000)	2/22/14	1,840	(430,800)
(1,488)	Total Options Written (premiums received $6,784,410)	$(352,815,500)			$(12,802,690)

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets.

(2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)  Other Assets Less Liabilities includes the Value of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(4)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(5)  The Fund may designate up to 100% of its common stock investments to cover outstanding options written.

ADR  American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments

JPG

Nuveen Equity Premium and Growth Fund

Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 101.1%
	COMMON STOCKS – 101.1% (5)
	Aerospace & Defense – 3.0%
17,408	Boeing Company	$2,376,018
19,938	Honeywell International Inc.	1,821,735
11,161	Raytheon Company	1,012,303
21,581	United Technologies Corporation	2,455,918
	Total Aerospace & Defense	7,665,974
	Air Freight & Logistics – 0.6%
15,007	United Parcel Service, Inc., Class B	1,576,936
	Airlines – 0.1%
13,205	Latam Airlines Group S.A, Sponsored ADR	215,374
	Auto Components – 0.1%
9,310	Cooper Tire & Rubber	223,812
5,900	Dana Holding Corporation	115,758
	Total Auto Components	339,570
	Automobiles – 0.6%
92,502	Ford Motor Company	1,427,306
	Beverages – 2.1%
70,266	Coca-Cola Company	2,902,688
28,103	PepsiCo, Inc.	2,330,863
	Total Beverages	5,233,551
	Biotechnology – 1.9%
11,565	Celgene Corporation, (2)	1,954,022
35,792	Gilead Sciences, Inc., (2)	2,689,769
10,546	PDL Biopahrma Inc.	89,008
	Total Biotechnology	4,732,799
	Capital Markets – 2.2%
46,972	Charles Schwab Corporation	1,221,272
24,627	Federated Investors Inc.	709,258
7,757	Goldman Sachs Group, Inc.	1,375,006
44,507	Morgan Stanley	1,395,740
14,786	Waddell & Reed Financial, Inc., Class A	962,864
	Total Capital Markets	5,664,140
	Chemicals – 2.9%
22,557	Dow Chemical Company	1,001,531
17,703	E.I. Du Pont de Nemours and Company	1,150,164
14,249	Eastman Chemical Company	1,149,894
10,640	Monsanto Company	1,240,092
27,207	Olin Corporation	784,922
7,340	PPG Industries, Inc.	1,392,104
16,530	RPM International, Inc.	686,160
	Total Chemicals	7,404,867

Nuveen Investments

Shares	Description (1)	Value
	Commercial Banks – 2.7%
12,743	Comerica Incorporated	$605,802
12,783	Fifth Third Bancorp.	268,826
11,582	First Horizon National Corporation	134,930
8,574	FirstMerit Corporation	190,600
49,105	Huntington BancShares Inc.	473,863
33,673	Regions Financial Corporation	333,026
33,569	U.S. Bancorp	1,356,188
78,213	Wells Fargo & Company	3,550,870
	Total Commercial Banks	6,914,105
	Commercial Services & Supplies – 0.2%
9,103	Deluxe Corporation	475,086
8,400	Kimball International Inc., Class B	126,252
	Total Commercial Services & Supplies	601,338
	Communications Equipment – 2.2%
2,984	Blackberry Limited, (2)	22,231
103,837	Cisco Systems, Inc.	2,331,141
11,542	Motorola Solutions Inc.	779,085
32,090	QUALCOMM, Inc.	2,382,683
	Total Communications Equipment	5,515,140
	Computers & Peripherals – 3.8%
14,183	Apple, Inc.	7,958,223
40,436	EMC Corporation	1,016,965
25,651	Hewlett-Packard Company	717,715
	Total Computers & Peripherals	9,692,903
	Consumer Finance – 0.7%
20,573	American Express Company	1,866,588
	Containers & Packaging – 0.5%
5,330	Avery Dennison Corporation	267,513
15,192	Packaging Corp. of America	961,350
	Total Containers & Packaging	1,228,863
	Distributors – 0.0%
796	Genuine Parts Company	66,219
	Diversified Consumer Services – 0.1%
5,562	Apollo Group, Inc., (2)	151,954
	Diversified Financial Services – 5.8%
200,358	Bank of America Corporation	3,119,574
27,775	Berkshire Hathaway Inc., Class B, (2)	3,293,004
52,605	Citigroup Inc.	2,741,247
10,081	CME Group, Inc.	790,955
3,704	IntercontinentalExchange Group Inc.	833,104
64,689	JP Morgan Chase & Co.	3,783,013
	Total Diversified Financial Services	14,560,897
	Diversified Telecommunication Services – 2.5%
3,700	Alaska Communications Systems Group Inc., (2)	7,844
96,576	AT&T Inc.	3,395,612
111,815	Frontier Communications Corporation	519,940
47,132	Verizon Communications Inc.	2,316,066
	Total Diversified Telecommunication Services	6,239,462

Nuveen Investments

JPG  Nuveen Equity Premium and Growth Fund (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	Electric Utilities – 0.8%
27,724	Duke Energy Corporation	$1,913,233
876	Great Plains Energy Incorporated	21,234
	Total Electric Utilities	1,934,467
	Electrical Equipment – 1.0%
3,151	Eaton PLC	239,854
22,224	Emerson Electric Company	1,559,680
6,854	Rockwell Automation, Inc.	809,869
	Total Electrical Equipment	2,609,403
	Electronic Equipment & Instruments – 0.4%
48,583	Corning Incorporated	865,749
	Energy Equipment & Services – 2.1%
12,363	Baker Hughes Incorporated	683,179
1,152	Carbo Ceramics Inc.	134,243
24,408	Halliburton Company	1,238,706
9,961	National-Oilwell Varco Inc.	792,198
12,997	Noble Corporation PLC	486,998
20,806	Schlumberger Limited	1,874,829
1,869	Tidewater Inc.	110,776
	Total Energy Equipment & Services	5,320,929
	Food & Staples Retailing – 2.2%
28,828	CVS Caremark Corporation	2,063,220
23,426	SUPERVALU INC., (2)	170,776
34,385	Wal-Mart Stores, Inc.	2,705,756
11,974	Whole Foods Market, Inc.	692,456
	Total Food & Staples Retailing	5,632,208
	Food Products – 1.5%
13,960	Archer-Daniels-Midland Company	605,864
17,628	ConAgra Foods, Inc.	594,064
15,625	Kraft Foods Inc.	842,500
46,877	Mondelez International Inc.	1,654,758
	Total Food Products	3,697,186
	Gas Utilities – 0.6%
13,418	AGL Resources Inc.	633,732
14,636	ONEOK, Inc.	910,066
	Total Gas Utilities	1,543,798
	Health Care Equipment & Supplies – 1.6%
45,691	Abbott Laboratories	1,751,336
28,854	Boston Scientific Corporation, (2)	346,825
3,976	Hologic Inc., (2)	88,864
31,998	Medtronic, Inc.	1,836,365
	Total Health Care Equipment & Supplies	4,023,390
	Health Care Providers & Services – 2.0%
9,358	Aetna Inc.	641,865
1,637	Brookdale Senior Living Inc., (2)	44,494
16,284	Express Scripts, Holding Company, (2)	1,143,788
5,614	Humana Inc.	579,477
6,162	Tenet Healthcare Corporation, (2)	259,543
21,124	UnitedHealth Group Incorporated	1,590,637
9,222	Wellpoint Inc.	852,021
	Total Health Care Providers & Services	5,111,825

Nuveen Investments

Shares	Description (1)	Value
	Hotels, Restaurants & Leisure – 1.4%
9,393	International Game Technology	$170,577
21,646	McDonald's Corporation	2,100,311
13,188	MGM Resorts International Inc., (2)	310,182
43,350	The Wendy's Company	378,012
4,557	Tim Hortons Inc.	266,038
5,749	Wyndham Worldwide Corporation	423,644
	Total Hotels, Restaurants & Leisure	3,648,764
	Household Durables – 0.6%
9,410	KB Home	172,015
7,325	Lennar Corporation, Class A	289,777
16,964	Newell Rubbermaid Inc.	549,803
2,393	Whirlpool Corporation	375,366
	Total Household Durables	1,386,961
	Household Products – 2.2%
10,456	Colgate-Palmolive Company	681,836
9,977	Kimberly-Clark Corporation	1,042,197
46,510	Procter & Gamble Company	3,786,379
	Total Household Products	5,510,412
	Industrial Conglomerates – 2.0%
15,041	3M Co.	2,109,500
108,753	General Electric Company	3,048,347
	Total Industrial Conglomerates	5,157,847
	Insurance – 2.8%
16,090	Arthur J. Gallagher & Co.	755,104
16,883	Fidelity National Title Group Inc., Class A	547,853
20,130	Genworth Financial Inc., Class A, (2)	312,619
12,560	Kemper Corporation	513,453
26,486	Lincoln National Corporation	1,367,207
26,240	Marsh & McLennan Companies, Inc.	1,268,966
5,504	Mercury General Corporation	273,604
10,189	Prudential Financial, Inc.	939,630
11,626	Travelers Companies, Inc.	1,052,618
	Total Insurance	7,031,054
	Internet & Catalog Retail – 1.3%
7,722	Amazon.com, Inc., (2)	3,079,456
4,592	FTD Companies Inc., (2)	149,607
	Total Internet & Catalog Retail	3,229,063
	Internet Software & Services – 3.2%
3,711	Akamai Technologies, Inc., (2)	175,085
25,659	eBay Inc., (2)	1,408,423
4,340	Google Inc., Class A, (2)	4,863,881
3,280	United Online, Inc.	45,133
6,424	VeriSign, Inc., (2)	384,027
27,685	Yahoo! Inc., (2)	1,119,581
	Total Internet Software & Services	7,996,130
	IT Services – 3.8%
28,378	Automatic Data Processing, Inc.	2,293,226
9,387	Cognizant Technology Solutions Corporation, Class A, (2)	947,899
11,474	Fidelity National Information Services	615,924
18,769	International Business Machines Corporation (IBM)	3,520,501

Nuveen Investments

JPG  Nuveen Equity Premium and Growth Fund (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	IT Services (continued)
2,687	Lender Processing Services Inc., (2)	$100,440
9,814	Visa Inc.	2,185,382
	Total IT Services	9,663,372
	Leisure Equipment & Products – 0.4%
21,208	Mattel, Inc.	1,009,077
634	Polaris Industries Inc.	92,336
	Total Leisure Equipment & Products	1,101,413
	Life Sciences Tools & Services – 0.2%
1,370	Covance, Inc., (2)	120,642
4,213	Life Technologies Corporation, (2)	319,345
	Total Life Sciences Tools & Services	439,987
	Machinery – 2.7%
3,706	Briggs & Stratton Corporation	80,643
12,391	Caterpillar Inc.	1,125,227
3,049	Cummins Inc.	429,818
11,246	Deere & Company	1,027,097
13,943	Illinois Tool Works, Inc.	1,172,327
5,351	Pentair Limited	415,612
11,866	Snap-on Incorporated	1,299,564
15,824	Stanley Black & Decker Inc.	1,276,839
	Total Machinery	6,827,127
	Media – 4.1%
12,544	CBS Corporation, Class B	799,555
55,015	Comcast Corporation, Class A	2,858,854
14,912	DirecTV, (2)	1,030,270
8,126	Gannett Company Inc.	240,367
5,070	Lamar Advertising Company, (2)	264,908
28,121	New York Times, Class A	446,280
27,140	Regal Entertainment Group, Class A	527,873
45,144	Sirius XM Holdings Inc., (2)	157,553
66,379	Twenty First Century Fox Inc., Class A Shares	2,335,213
17,340	Walt Disney Company	1,324,776
24,892	World Wrestling Entertainment Inc.	412,709
	Total Media	10,398,358
	Metals & Mining – 0.5%
4,770	Companhia Siderurgica Nacional S.A., Sponsored ADR	29,574
23,593	Freeport-McMoRan Copper & Gold, Inc.	890,400
10,237	Southern Copper Corporation	293,904
3,047	United States Steel Corporation	89,887
	Total Metals & Mining	1,303,765
	Multiline Retail – 0.7%
7,375	Nordstrom, Inc.	455,775
18,749	Target Corporation	1,186,249
	Total Multiline Retail	1,642,024
	Multi-Utilities – 1.4%
14,000	Ameren Corporation	506,240
52,946	CenterPoint Energy, Inc.	1,227,288
7,260	Consolidated Edison, Inc.	401,333
22,250	Dominion Resources, Inc.	1,439,353
	Total Multi-Utilities	3,574,214

Nuveen Investments

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels – 8.8%
25,995	Chesapeake Energy Corporation	$705,504
34,906	Chevron Corporation	4,360,108
20,462	ConocoPhillips	1,445,640
11,317	CONSOL Energy Inc.	430,499
6,936	EOG Resources, Inc.	1,164,138
70,915	Exxon Mobil Corporation	7,176,598
7,395	Hess Corporation	613,785
20,768	Marathon Oil Corporation	733,110
10,284	Marathon Petroleum Corporation	943,351
16,727	Occidental Petroleum Corporation	1,590,738
17,748	Peabody Energy Corporation	346,618
10,973	Phillips 66	846,347
24,031	Ship Financial International Limited	393,628
17,375	Southwestern Energy Company, (2)	683,359
16,856	Valero Energy Corporation	849,542
	Total Oil, Gas & Consumable Fuels	22,282,965
	Personal Products – 0.1%
21,653	Avon Products, Inc.	372,865
	Pharmaceuticals – 6.3%
38,882	AbbVie Inc.	2,053,358
476	AstraZeneca PLC, Sponsored ADR	28,260
36,576	Bristol-Myers Squibb Company	1,944,014
12,124	Eli Lilly and Company	618,324
52,429	Johnson & Johnson	4,801,972
56,106	Merck & Company Inc.	2,808,105
108,416	Pfizer Inc.	3,320,782
5,422	Sanofi-Aventis, Sponsored ADR	290,782
	Total Pharmaceuticals	15,865,597
	Real Estate Investment Trust – 1.9%
46,182	Annaly Capital Management Inc.	460,435
35,857	Brandywine Realty Trust	505,225
14,334	CubeSmart	228,484
16,442	Hospitality Properties Trust	444,427
54,457	Lexington Corporate Properties Trust	556,006
32,604	Senior Housing Properties Trust	724,787
23,740	Ventas Inc.	1,359,827
19,112	Weyerhaeuser Company	603,366
	Total Real Estate Investment Trust	4,882,557
	Road & Rail – 0.8%
12,155	Union Pacific Corporation	2,042,040
	Semiconductors & Equipment – 2.5%
15,548	Analog Devices, Inc.	791,860
35,188	Applied Materials, Inc.	622,476
959	First Solar Inc., (2)	52,400
99,422	Intel Corporation	2,580,996
17,124	Microchip Technology Incorporated	766,299
19,215	NVIDIA Corporation	307,824
27,352	Texas Instruments Incorporated	1,201,026
	Total Semiconductors & Equipment	6,322,881
	Software – 3.7%
16,588	Adobe Systems Incorporated, (2)	993,289
8,286	Autodesk, Inc., (2)	417,034
122,975	Microsoft Corporation	4,602,954

Nuveen Investments

JPG  Nuveen Equity Premium and Growth Fund (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	Software (continued)
65,063	Oracle Corporation	$2,489,310
16,980	Salesforce.com, Inc., (2)	937,126
	Total Software	9,439,713
	Specialty Retail – 2.3%
6,506	Abercrombie & Fitch Co., Class A	214,112
19,409	American Eagle Outfitters, Inc.	279,490
14,239	Best Buy Co., Inc.	567,851
1,872	CST Brands Inc.	68,740
10,523	Gap, Inc.	411,239
15,188	Home Depot, Inc.	1,250,581
13,955	L Brands Inc.	863,117
14,954	Lowe's Companies, Inc.	740,971
7,525	Tiffany & Co.	698,170
10,968	TJX Companies, Inc.	698,991
	Total Specialty Retail	5,793,262
	Textiles, Apparel & Luxury Goods – 0.5%
20,604	VF Corporation	1,284,453
	Thrifts & Mortgage Finance – 0.3%
41,183	New York Community Bancorp Inc.	693,934
	Tobacco – 2.1%
50,557	Altria Group, Inc.	1,940,883
28,556	Philip Morris International	2,488,084
17,888	Reynolds American Inc.	894,221
	Total Tobacco	5,323,188
	Trading Companies & Distributors – 0.3%
3,200	W.W. Grainger, Inc.	817,344
	Wireless Telecommunication Services – 0.0%
3,490	Sprint Corporation, (2)	37,518
1,065	Vodafone Group PLC, Sponsored ADR	41,865
	Total Wireless Telecommunication Services	79,383
	Total Long-Term Investments (cost $158,236,829)	255,947,614

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.3%
$3,222	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/13, repurchase price $3,221,863, collateralized by $3,090,000 U.S. Treasury Notes, 2.000%, due 11/30/20, value $3,016,613 and collateralized by $235,000 U.S. Treasury Bonds, 4.625%, due 2/15/40, value $270,838	0.000%	1/02/14	$3,221,863
	Total Short-Term Investments (cost $3,221,863)			3,221,863
	Total Investments (cost $161,458,692) – 102.4%			259,169,477
	Other Assets Less Liabilities – (2.4)% (3)			(5,953,670)
	Net Assets – 100%			$253,215,807

Nuveen Investments

Investments in Derivatives as of December 31, 2013

  Options Written outstanding:

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value (3)
(126)	S&P 500® Index	$(22,428,000)	1/03/14	$1,780	$(880,110)
(123)	S&P 500® Index	(22,263,000)	1/10/14	1,810	(528,900)
(130)	S&P 500® Index	(23,075,000)	1/18/14	1,775	(1,021,800)
(102)	S&P 500® Index	(18,258,000)	1/18/14	1,790	(656,880)
(133)	S&P 500® Index	(23,940,000)	1/18/14	1,800	(742,140)
(131)	S&P 500® Index	(23,711,000)	1/18/14	1,810	(614,390)
(129)	S&P 500® Index	(23,220,000)	2/22/14	1,800	(823,665)
(101)	S&P 500® Index	(18,281,000)	2/22/14	1,810	(568,630)
(128)	S&P 500® Index	(23,552,000)	2/22/14	1,840	(459,520)
(1,103)	Total Options Written (premiums received $3,027,743)	$(198,728,000)			$(6,296,035)

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets.

(2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)  Other Assets Less Liabilities includes the Value of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(4)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(5)  The Fund may designate up to 100% of its common stock investments to cover outstanding options written.

ADR  American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Assets and Liabilities  December 31, 2013

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Assets
Long-term Investments, at value (cost $323,246,746, $519,370,589, $190,095,904 and $158,236,829, respectively)	$536,793,109	$917,976,260	$366,727,856	$255,947,614
Short-term Investments, at value (cost approximates value)	10,245,579	18,587,179	7,680,103	3,221,863
Cash	—	—	—	123,900
Receivable for:
Dividends	936,239	1,180,059	352,043	375,505
Premiums on options written	334,530	1,059,725	966,740	136,290
Reclaims	571	—	145	—
Other assets	58,170	92,006	36,760	23,215
Total assets	548,368,198	938,895,229	375,763,647	259,828,387
Liabilities
Cash overdraft	331,470	353,115	161,069	—
Options written, at value (premiums received $7,923,665, $15,265,138, $6,784,410 and $3,027,743, respectively)	16,316,975	29,986,515	12,802,690	6,296,035
Accrued expenses:
Management fees	390,172	659,551	266,848	181,384
Trustees fees	58,027	92,415	36,503	22,769
Other	159,060	297,537	138,231	112,392
Total liabilities	17,255,704	31,389,133	13,405,341	6,612,580
Net assets	$531,112,494	$907,506,096	$362,358,306	$253,215,807
Shares outstanding	38,464,973	66,487,744	25,679,417	16,152,579
Net asset value per share outstanding	$13.81	$13.65	$14.11	$15.68
Net assets consist of:
Shares, $.01 par value per share	$384,650	$664,877	$256,794	$161,526
Paid-in surplus	417,601,785	648,392,177	231,640,499	210,272,946
Undistributed (Over-distribution of) net investment income	—	—	—	—
Accumulated net realized gain (loss)	(92,026,994)	(125,435,252)	(40,152,659)	(51,661,158)
Net unrealized appreciation (depreciation)	205,153,053	383,884,294	170,613,672	94,442,493
Net assets	$531,112,494	$907,506,096	$362,358,306	$253,215,807
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Operations  Year Ended December 31, 2013

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Investment Income
Dividends (net of foreign tax withheld of $5,076, $28,771, $8,040 and $7,615, respectively)	$12,749,480	$19,261,948	$6,876,688	$5,866,791
Interest	875	1,679	575	357
Total investment income	12,750,355	19,263,627	6,877,263	5,867,148
Expenses
Management fees	4,530,741	7,672,785	3,067,850	2,076,493
Shareholder servicing agent fees and expenses	1,000	1,624	551	266
Custodian fees and expenses	89,961	145,114	74,652	52,062
Trustees fees and expenses	21,444	36,650	14,553	10,057
Professional fees	49,349	63,157	43,044	39,030
Shareholder reporting expenses	105,337	185,225	61,770	45,669
Stock exchange listing fees	12,285	21,235	8,586	8,586
Investor relations expenses	115,912	195,787	63,713	72,579
Other expenses	72,813	226,247	107,052	48,845
Total expenses before expense reimbursement	4,998,842	8,547,824	3,441,771	2,353,587
Expense reimbursement	—	(52,297)	—	—
Net expenses	4,998,842	8,495,527	3,441,771	2,353,587
Net investment income (loss)	7,751,513	10,768,100	3,435,492	3,513,561
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	45,642,380	96,187,770	49,444,447	17,602,323
Options written	(69,124,090)	(122,051,010)	(48,969,808)	(26,053,355)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	90,331,208	142,463,927	50,810,979	46,841,353
Options written	(6,774,541)	(12,057,093)	(5,382,212)	(2,602,360)
Net realized and unrealized gain (loss)	60,074,957	104,543,594	45,903,406	35,787,961
Net increase (decrease) in net assets from operations	$67,826,470	$115,311,694	$49,338,898	$39,301,522

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets

	Equity Premium Income (JPZ)		Equity Premium Opportunity (JSN)
	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12
Operations
Net investment income (loss)	$7,751,513	$9,410,446	$10,768,100	$12,936,622
Net realized gain (loss) from:
Investments and foreign currency	45,642,380	14,716,979	96,187,770	36,351,932
Options written	(69,124,090)	(22,510,016)	(122,051,010)	(45,753,145)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	90,331,208	50,950,393	142,463,927	83,633,596
Options written	(6,774,541)	(1,764,899)	(12,057,093)	(5,845,583)
Net increase (decrease) in net assets from operations	67,826,470	50,802,903	115,311,694	81,323,422
Distributions to Shareholders
From net investment income	(7,703,790)	(9,513,512)	(10,773,289)	(13,421,449)
Return of capital	(33,992,241)	(32,189,236)	(63,427,033)	(60,782,807)
Decrease in net assets from distributions to shareholders	(41,696,031)	(41,702,748)	(74,200,322)	(74,204,256)
Capital Share Transactions
Cost of shares repurchased or retired	—	(203,434)	—	(53,251)
Net increase (decrease) in net assets from capital share transactions	—	(203,434)	—	(53,251)
Net increase (decrease) in net assets	26,130,439	8,896,721	41,111,372	7,065,915
Net assets at the beginning of period	504,982,055	496,085,334	866,394,724	859,328,809
Net assets at the end of period	$531,112,494	$504,982,055	$907,506,096	$866,394,724
Undistributed (Over-distribution of) net investment income at the end of period	$—	$—	$—	$—

See accompanying notes to financial statements.

Nuveen Investments

	Equity Premium Advantage (JLA)		Equity Premium and Growth (JPG)
	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12
Operations
Net investment income (loss)	$3,435,492	$3,614,555	$3,513,561	$4,074,097
Net realized gain (loss) from:
Investments and foreign currency	49,444,447	24,558,199	17,602,323	5,360,151
Options written	(48,969,808)	(21,432,485)	(26,053,355)	(7,866,299)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	50,810,979	28,048,972	46,841,353	23,903,760
Options written	(5,382,212)	(3,025,148)	(2,602,360)	(855,286)
Net increase (decrease) in net assets from operations	49,338,898	31,764,093	39,301,522	24,616,423
Distributions to Shareholders
From net investment income	(3,442,882)	(5,357,420)	(3,514,811)	(4,142,189)
Return of capital	(25,728,936)	(23,850,406)	(14,576,077)	(13,959,339)
Decrease in net assets from distributions to shareholders	(29,171,818)	(29,207,826)	(18,090,888)	(18,101,528)
Capital Share Transactions
Cost of shares repurchased or retired	—	(893,691)	—	(174,186)
Net increase (decrease) in net assets from capital share transactions	—	(893,691)	—	(174,186)
Net increase (decrease) in net assets	20,167,080	1,662,576	21,210,634	6,340,709
Net assets at the beginning of period	342,191,226	340,528,650	232,005,173	225,664,464
Net assets at the end of period	$362,358,306	$342,191,226	$253,215,807	$232,005,173
Undistributed (Over-distribution of) net investment income at the end of period	$—	$—	$—	$—

See accompanying notes to financial statements.

Nuveen Investments

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount From Shares Repurchased and Retired		Ending Net Asset Value	Ending Market Value
Equity Premium Income (JPZ)
Year Ended 12/31:
2013	$13.13	$.20	$1.56	$1.76	$(.20)	$—	$(.88)	$(1.08)	$—		$13.81	$12.55
2012	12.89	.24	1.08	1.32	(.25)	—	(.83)	(1.08)	—	*	13.13	11.83
2011	13.34	.23	.48	.71	(.75)	—	(.41)	(1.16)	—	*	12.89	11.18
2010	13.08	.26	1.25	1.51	(.27)	—	(.98)	(1.25)	—		13.34	12.76
2009	12.75	.27	1.35	1.62	(.28)	(.24)	(.77)	(1.29)	—	*	13.08	13.00
Equity Premium Opportunity (JSN)
Year Ended 12/31:
2013	13.03	.16	1.58	1.74	(.16)	—	(.96)	(1.12)	—		13.65	12.65
2012	12.92	.19	1.04	1.23	(.20)	—	(.92)	(1.12)	—	*	13.03	12.07
2011	13.39	.18	.55	.73	(1.03)	—	(.17)	(1.20)	—	*	12.92	11.42
2010	13.30	.18	1.21	1.39	(.18)	—	(1.12)	(1.30)	—		13.39	12.88
2009	12.69	.21	1.73	1.94	(.22)	—	(1.12)	(1.34)	.01		13.30	13.20
Equity Premium Advantage (JLA)
Year Ended 12/31:
2013	13.33	.13	1.79	1.92	(.13)	—	(1.01)	(1.14)	—		14.11	12.64
2012	13.22	.14	1.11	1.25	(.21)	—	(.93)	(1.14)	—	*	13.33	11.90
2011	13.62	.12	.70	.82	(.87)	—	(.35)	(1.22)	—	*	13.22	11.46
2010	13.54	.11	1.27	1.38	(.11)	—	(1.19)	(1.30)	—		13.62	12.90
2009	12.47	.13	2.25	2.38	(.14)	—	(1.18)	(1.32)	.01		13.54	13.07
Equity Premium and Growth (JPG)
Year Ended 12/31:
2013	14.36	.22	2.22	2.44	(.22)	—	(.90)	(1.12)	—		15.68	14.12
2012	13.96	.25	1.27	1.52	(.26)	—	(.86)	(1.12)	—	*	14.36	12.93
2011	14.41	.24	.42	.66	(.40)	—	(.72)	(1.12)	.01		13.96	12.07
2010	13.87	.24	1.42	1.66	(.24)	—	(.88)	(1.12)	—		14.41	13.85
2009	13.17	.26	1.55	1.81	(.27)	(.21)	(.64)	(1.12)	.01		13.87	13.09

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(c)
	Based on Net Asset Value(b)	Based on Market Value(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)
Equity Premium Income (JPZ)
Year Ended 12/31:
2013	13.85%	15.53%	$531,112	.96%	1.48%	N/A	N/A	—	%**
2012	10.43	15.58	504,982	.96	1.78	.91%	1.84%	3
2011	5.63	(3.41)	496,085	.97	1.60	.84	1.73	4
2010	12.22	8.10	515,590	.98	1.78	.77	1.99	3
2009	13.74	35.46	502,488	.99	1.93	.71	2.21	9
Equity Premium Opportunity (JSN)
Year Ended 12/31:
2013	13.74	14.50	907,506	.95	1.20	.95	1.20	1
2012	9.62	15.68	866,395	.96	1.39	.88	1.47	6
2011	5.78	(2.02)	859,329	.96	1.23	.81	1.38	4
2010	11.17	7.85	891,517	.97	1.15	.75	1.37	3
2009	16.39	38.49	878,321	.98	1.35	.68	1.65	4
Equity Premium Advantage (JLA)
Year Ended 12/31:
2013	14.88	16.23	362,358	.97	.97	N/A	N/A	6
2012	9.54	13.89	342,191	.99	1.04	N/A	N/A	6
2011	6.35	(1.82)	340,529	.98	.83	.94	.87	14
2010	10.83	8.95	352,431	1.00	.66	.85	.80	5
2009	20.21	41.37	349,898	1.01	.82	.81	1.02	10
Equity Premium and Growth (JPG)
Year Ended 12/31:
2013	17.47	18.32	253,216	.96	1.43	N/A	N/A	1
2012	11.03	16.58	232,005	.96	1.74	N/A	N/A	1
2011	4.89	(4.88)	225,664	.96	1.66	N/A	N/A	4
2010	12.60	14.90	235,095	.98	1.75	N/A	N/A	3
2009	14.77	33.63	226,187	.98	1.99	N/A	N/A	6

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)  After expense reimbursement from Adviser, where applicable. As of October 31, 2012, January 31, 2013 and May 31, 2011, the Adviser is no longer reimbursing Equity Premium Income (JPZ), Equity Premium Opportunity (JSN) and Equity Premium Advantage (JLA), respectively, for any fees or expenses.

(d)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

N/A  Fund no longer has a contractual reimbursement agreement with the Adviser.

*  Rounds to less than $.01 per share.

**  Rounds to less than 1%.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

•  Nuveen Equity Premium Income Fund (JPZ) ("Equity Premium Income (JPZ)")

•  Nuveen Equity Premium Opportunity Fund (JSN) ("Equity Premium Opportunity (JSN)")

•  Nuveen Equity Premium Advantage Fund (JLA) ("Equity Premium Advantage (JLA)")

•  Nuveen Equity Premium and Growth Fund (JPG) ("Equity Premium and Growth (JPG)")

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies. Equity Premium Income (JPZ), Equity Premium Opportunity (JSN), Equity Premium Advantage (JLA) and Equity Premium and Growth (JPG) were organized as Massachusetts business trusts on July 23, 2004, November 11, 2004, February 22, 2005 and November 11, 2004, respectively.

Investment Adviser

The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gateway Investment Advisers, LLC ("Gateway"), under which Gateway manages the Funds' investment portfolios.

Investment Objectives

Equity Premium Income's (JPZ) investment objective is to provide a high level of current income and gains. The Fund invests its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of the S&P 500® Index. The Fund also uses an index option strategy of writing (selling) index call options in seeking to moderate the volatility of returns relative to an all equity portfolio.

Equity Premium Opportunity's (JSN) primary investment objective is to provide a high level of current income and gains from net index option premiums. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. The Fund invests its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of a 75% / 25% combination of the S&P 500® Index and the NASDAQ-100 Index, respectively. The Fund also uses an index option strategy of writing (selling) S&P 500® Index and NASDAQ Index call options in seeking to moderate the volatility of returns relative to an all equity portfolio.

Equity Premium Advantage's (JLA) primary investment objective is to provide a high level of current income and gains from net index option premiums. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. The Fund invests its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of a 50% / 50% combination of the S&P 500® Index and the NASDAQ-100 Index, respectively. The Fund also uses an index option strategy of writing (selling) S&P 500® Index and NASDAQ Index call options in seeking to moderate the volatility of returns relative to an all equity portfolio.

Equity Premium and Growth's (JPG) primary investment objective is to provide a high level of current income and gains from net index option premiums. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. The Fund invests its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of the S&P 500® Index. The Fund also uses an index option strategy of writing (selling) index call options covering approximately 80% of the value of the Fund's equity portfolio in seeking to moderate the volatility of returns relative to an all equity portfolio.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds' Board of Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from each Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed a Fund's total return on net asset value, the difference will reduce net asset value per share. If a Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal years ended December 31, 2013 and December 31, 2012, are reflected in the accompanying financial statements.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. As of December 31, 2013, the Funds were not invested in any portfolio securities or derivatives, other than repurchase agreements further described in Note 3 – Portfolio Securities and Investments in Derivatives that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the last quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts ("ADR") held by

Nuveen Investments

Notes to Financial Statements (continued)

the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE. These securities may represent a transfer from a Level 1 to a Level 2 security.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The values of exchange-traded options are based on the mean of the closing bid and ask prices. Index and exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Equity Premium Income (JPZ)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$536,793,109	$—	$—	$536,793,109
Short-Term Investments:
Repurchase Agreements	—	10,245,579	—	10,245,579
Derivatives:
Options Written	(16,316,975)	—	—	(16,316,975)
Total	$520,476,134	$10,245,579	$—	$530,721,713
Equity Premium Opportunity (JSN)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$917,976,260	$—	$—	$917,976,260
Short-Term Investments:
Repurchase Agreements	—	18,587,179	—	18,587,179
Derivatives:
Options Written	(29,986,515)	—	—	(29,986,515)
Total	$887,989,745	$18,587,179	$—	$906,576,924

Nuveen Investments

Equity Premium Advantage (JLA)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$366,727,856	$—	$—	$366,727,856
Short-Term Investments:
Repurchase Agreements	—	7,680,103	—	7,680,103
Derivatives:
Options Written	(12,802,690)	—	—	(12,802,690)
Total	$353,925,166	$7,680,103	$—	$361,605,269
Equity Premium and Growth (JPG)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$255,947,614	$—	$—	$255,947,614
Short-Term Investments:
Repurchase Agreements	—	3,221,863	—	3,221,863
Derivatives:
Options Written	(6,296,035)	—	—	(6,296,035)
Total	$249,651,579	$3,221,863	$—	$252,873,442

*  Refer to the Fund's Portfolio of Investments for industry classifications.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Nuveen Investments

Notes to Financial Statements (continued)

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. ET. Investments transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Net realized gain (loss) from investments and foreign currency," on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments and foreign currency," on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swaps contracts are recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts, respectively" on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Equity Premium Income (JPZ)	Fixed Income Clearing Corporation	$10,245,579	$(10,245,579)	$—
Equity Premium Opportunity (JSN)	Fixed Income Clearing Corporation	$18,587,179	$(18,587,179)	$—
Equity Premium Advantage (JLA)	Fixed Income Clearing Corporation	$7,680,103	$(7,680,103)	$—
Equity Premium and Growth (JPG)	Fixed Income Clearing Corporation	$3,221,863	$(3,221,863)	$—

*  As of December 31, 2013, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund's Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from regulation by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or a Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of options written" on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from options written" on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended December 31, 2013, each Fund wrote options on a stock index, or a blend of stock indexes, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential of its equity portfolio. Equity Premium Income (JPZ) and Equity Premium and Growth (JPG) wrote options on the S&P 500® Index. Equity Premium Opportunity (JSN) and Equity Premium Advantage (JLA) wrote options on a blend of the S&P 500® and NASDAQ 100 Indexes.

Nuveen Investments

The average notional amount of outstanding options contracts during the fiscal year ended December 31, 2013, for each Fund was as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Average notional amount of outstanding options written*	$(504,057,300)	$(862,987,700)	$(342,056,350)	$(190,146,000)

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all options held by the Funds as of December 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Premium Income (JPZ)
Equity price	Options	—	$—	Options written, at value	$(16,316,975)
Equity Premium Opportunity (JSN)
Equity price	Options	—	$—	Options written, at value	$(29,986,515)
Equity Premium Advantage (JLA)
Equity price	Options	—	$—	Options written, at value	$(12,802,690)
Equity Premium and Growth (JPG)
Equity price	Options	—	$—	Options written, at value	$(6,296,035)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options contracts during the fiscal year ended December 31, 2013, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity Premium Income (JPZ)	Equity price	Options	$(69,124,090)	$(6,774,541)
Equity Premium Opportunity (JSN)	Equity price	Options	(122,051,010)	(12,057,093)
Equity Premium Advantage (JLA)	Equity price	Options	(48,969,808)	(5,382,212)
Equity Premium and Growth (JPG)	Equity price	Options	(26,053,355)	(2,602,360)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in shares were as follows:

	Equity Premium Income (JPZ)		Equity Premium Opportunity (JSN)
	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12
Shares repurchased and retired	—	(17,662)	—	(4,700)
Weighted average:
Price per share repurchased and retired	$—	$11.50	$—	$11.31
Discount per share repurchased and retired	—%	19.37%	—%	12.12%
	Equity Premium Advantage (JLA)		Equity Premium and Growth (JPG)
	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12
Shares repurchased and retired	—	(75,394)	—	(13,800)
Weighted average:
Price per share repurchased and retired	$—	$11.83	$—	$12.60
Discount per share repurchased and retired	—%	12.36%	—%	11.72%

5. Investment Transactions

Purchases and sales (excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2013, were as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Purchases	$1,302,494	$13,299,352	$19,697,610	$3,334,549
Sales	102,675,024	201,156,118	93,781,919	44,312,873

Transactions in options written during the fiscal year ended December 31, 2013, were as follows:

	Equity Premium Income (JPZ)		Equity Premium Opportunity (JSN)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	3,475	$12,043,556	12,388	$21,157,896
Options written	29,905	91,423,433	80,745	160,287,942
Options terminated in closing purchase transactions	(30,506)	(95,543,324)	(88,818)	(166,180,700)
Options outstanding, end of period	2,874	$7,923,665	4,315	$15,265,138
	Equity Premium Advantage (JLA)		Equity Premium and Growth (JPG)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	7,522	$8,436,242	1,303	$4,537,048
Options written	43,417	64,584,380	11,263	34,398,983
Options terminated in closing purchase transactions	(49,451)	(66,236,212)	(11,463)	(35,908,288)
Options outstanding, end of period	1,488	$6,784,410	1,103	$3,027,743

Nuveen Investments

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income, timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on option contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of December 31, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Cost of investments	$333,766,027	$538,131,910	$197,761,637	$161,429,838
Gross unrealized:
Appreciation	$240,779,901	$419,274,037	$177,573,463	$108,237,557
Depreciation	(27,507,240)	(20,842,508)	(927,141)	(10,497,918)
Net unrealized appreciation (depreciation) of investments	$213,272,661	$398,431,529	$176,646,322	$97,739,639

Permanent differences, primarily due to foreign currency reclassifications, Real Estate Investment Trust (REIT) adjustments, reclassification of litigation proceeds and return of capital distributions, resulted in reclassifications among the Funds' components of net assets as of December 31, 2013, the Funds' tax year end, as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Paid-in surplus	$(33,983,778)	$(63,437,105)	$(25,738,444)	$(14,583,953)
Undistributed (Over-distribution of) net investment income	33,944,518	63,432,222	25,736,326	14,577,327
Accumulated net realized gain (loss)	39,260	4,883	2,118	6,626

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2013, the Funds' tax year end, were as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Undistributed net ordinary income	$—	$—	$—	$—
Undistributed net long-term capital gains	—	—	—	—

Nuveen Investments

Notes to Financial Statements (continued)

The tax character of distributions paid during the Funds' tax years ended December 31, 2013 and December 31, 2012, was designated for purposes of the dividends paid deduction as follows:

2013	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Distributions from net ordinary income[1]	$7,703,790	$10,773,289	$3,442,882	$3,514,811
Distributions from net long-term capital gains	—	—	—	—
Return of capital	33,992,241	63,427,033	25,728,936	14,576,077
2012	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Distributions from net ordinary income[1]	$9,513,512	$13,421,449	$5,357,420	$4,142,189
Distributions from net long-term capital gains	—	—	—	—
Return of capital	32,189,236	60,782,807	23,850,406	13,959,339

1  Net ordinary income consists of net taxable income derived from dividends, interest and current year earnings and profits attributed to realized gains.

As of December 31, 2013, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Expiration:
December 31, 2017	$55,219,856	$47,988,639	$25,262,705	$30,503,738
December 31, 2018	4,958,903	38,327,754	14,352,958	7,655,485
Not subject to expiration:	26,177,861	39,677,239	1,632,124	14,389,045
Total	$86,356,620	$125,993,632	$41,247,787	$52,548,268

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Post-October capital losses[2]	$13,651,461	$13,891,831	$4,922,389	$2,381,183
Late-year ordinary losses[3]	—	—	—	—

2  Capital losses incurred from November 1, 2013 through December 31, 2013, the Funds' tax year end.

3  Specified losses incurred from November 1, 2013 through December 31, 2013.

7. Management Fees and Other Transactions with Affiliates

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gateway is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund's management fee consists of two components — a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Funds as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Equity Premium Income (JPZ) Equity Premium Opportunity (JSN) Equity Premium Advantage (JLA) Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000
Average Daily Managed Assets*	Equity Premium and Growth (JPG) Fund-Level Fee Rate
For the first $500 million	.6800%
For the next $500 million	.6550
For the next $500 million	.6300
For the next $500 million	.6050
For managed assets over $2 billion	.5800

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2013, the complex-level fee rate for each of these Funds was .1686%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

For the first eight years of Equity Premium Opportunity's (JSN) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending January 31,			Year Ending January 31,
2005	*	.30%	2010	.30%
2006		.30	2011	.22
2007		.30	2012	.14
2008		.30	2013	.07
2009		.30

*  From the commencement of operations.

The Adviser has not agreed to reimburse Equity Premium Opportunity (JSN) for any portion of its fees and expenses beyond January 31, 2013.

Nuveen Investments

Additional

Fund Information

Board of Trustees

William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member

Fund Manager Nuveen Fund Advisers, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

	JPZ	JSN	JLA	JPG
Shares Repurchased	—	—	—	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Distribution Information

Each Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and its percentage as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	JPZ	JSN	JLA	JPG
% QDI	100%	100%	100%	100%
% DRD	100%	100%	100%	100%

Nuveen Investments

Glossary of Terms

Used in this Report

■  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■  Chicago Board Options Exchange (CBOE) NASDAQ-100 Volatility Index (the "VXN"): A measure of market expectations of 30-day volatility for the NASDAQ-100® Index, as implied by the price of near-term options on this index. The VXN index is a widely watched gauge of market sentiment and volatility for the NASDAQ-100® Index, which includes the top 100 U.S. and international non-financial securities by market capitalization listed on the NASDAQ. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Chicago Board Options Exchange (CBOE) Volatility Index (the "VIX"): A measure of market expectations of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Comparative Index for JLA: A blended return consisting of: 1) 50% of the return of the S&P 500® Index, and 2) 50% of the NASDAQ-100® Index. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■  Comparative Index for JSN: A blended return consisting of: 1) 75% of the return of the S&P 500® Index and 2) 25% of the NASDAQ-100® Index. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■  Dow Jones Industrial Average: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■  NASDAQ-100® Index (the "NDX"): An index including 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The NASDAQ-100® Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■  Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■  S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Board

Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■WILLIAM J. SCHNEIDER
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company, Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	206
■ROBERT P. BREMNER
1940 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class lll	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206
■JACK B. EVANS
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class lll	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	206
■WILLIAM C. HUNTER
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class l

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

				206
■DAVID J. KUNDERT
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class ll

Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

				206

Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■JOHN K. NELSON
1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class ll

Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Whole- sale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.

				206
■JUDITH M. STOCKDALE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class l	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206
■CAROLE E. STONE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class l	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206
■VIRGINIA L. STRINGER
1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class l	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	206
■TERENCE J. TOTH
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class lI

Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				206

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Interested Board Members:
■WILLIAM ADAMS IV(2)
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class ll	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda s Club Chicago.	132
■THOMAS S. SCHREIER, JR.(2)
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class lll	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman's Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	132
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■GIFFORD R. ZIMMERMAN
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				206
■CEDRIC H. ANTOSIEWICZ
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	100
■MARGO L. COOK
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206
■LORNA C. FERGUSON
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	206

Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■STEPHEN D. FOY
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	206
■SCOTT S. GRACE
1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.

				206
■WALTER M. KELLY
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	206
■TINA M. LAZAR
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	206
■KEVIN J. MCCARTHY
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.

				206
■KATHLEEN L. PRUDHOMME
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■JOEL T. SLAGER
1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	206

(1)  The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  "Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Notes

Notes

Notes

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

EAN-D-1213D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget.  As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control.  Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.   Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities.  These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting.  Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange.  Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Equity Premium and Growth Fund

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2013	$27,188	$0	$3,250	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2012	$25,774	$0	$1,960	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4) “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2013	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2012	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2013	$3,250	$0	$0	$3,250
December 31, 2012	$1,960	$0	$0	$1,960

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Gateway Investment Advisers, LLC (“Gateway” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services.  As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures.  The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties.  The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

Gateway recognizes that voting rights are financial assets of a client’s account and that they must be managed accordingly, with voting decisions made in the client’s best interest.  To that end and because of increasing complexity in administering voting policies, Gateway has contracted with Institutional Shareholder Services (“ISS”), a subsidiary of RiskMetrics and a nationally-recognized proxy voting agent, to assist in administering client proxy votes and to provide voting recommendations on each ballot issue.  ISS has developed its U.S. and Global Proxy Voting Guidelines for proxy voting, which are designed to serve the best interests of investors.  For all client ballots received by ISS, Gateway has instructed ISS to vote according to these guidelines.

Gateway’s Proxy Voting Policy addresses the rare circumstances in which ISS’s voting recommendations may not be followed.  The Policy also addresses conflicts of interest.  From time to time, Gateway or an employee may have a conflict of interest with respect to a proxy vote.  A conflict of interest may exist, for example, if Gateway has a business relationship (or potential business relationship) with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.  Only in those instances where an ISS voting recommendation is not being followed, any individual with knowledge of any actual or potential conflict of interest shall disclose that conflict to Gateway’s Legal and Compliance Department.  In such cases, the Legal and Compliance Department will determine and record how the proxies in question will be voted.

Gateway’s Proxy Voting Policy also states that if voting on any particular security compromises Gateway’s ability to later transact in such security (e.g. “shareblocking” practices) or if, in Gateway’s judgment, the expected cost associated with the vote exceeds the expected benefits of the vote, then Gateway will abstain from voting on a particular security.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc. (“NFALLC”), is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”).  NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Gateway Investment Advisers, LLC (“Gateway” or the “Sub-Adviser”), as sub-adviser to provide discretionary investment advisory services.  The following section provides information on the portfolio managers at the Sub-Adviser.

Item 8 (a)(1).  PORTFOLIO MANAGER BIOGRAPHIES

Michael T. Buckius and Kenneth H. Toft - Michael T. Buckius, CFA and Kenneth H. Toft, CFA, are responsible for investing the Managed Assets of the Nuveen Equity Premium Income Fund, Nuveen Equity Premium and Growth Fund, Nuveen Equity Premium Opportunity Fund, and Nuveen Equity Premium Advantage Fund.  Mr. Buckius is Gateway’s Chief Investment Officer as well as a Senior Vice President and Portfolio Manager.  He joined Gateway in 1999 as Vice President and Portfolio Manager, prior to which he worked as an equity derivative sales professional at Bear Stearns & Co. and Bankers Trust Company. Mr. Toft joined Gateway in 1992 and is currently a Senior Vice President and Portfolio Manager.  He had been a Vice President and Portfolio Manager for the firm since 1997, prior to which he held the position of Senior Trader and Research Analyst.  Messrs. Buckius and Toft also serve as co-portfolio managers of Gateway’s flagship open-end fund, the Gateway Fund.

Item 8 (a)(2).  OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

As of December 31, 2013, Mr. Buckius and Mr. Toft were responsible for day-to-day management of 4 registered investment company accounts (excluding the Funds) having assets of approximately $8.6 billion.  Mr. Buckius and Mr. Toft were responsible for day-to-day management of 1 other pooled investment vehicle having assets of approximately $5 million.  Mr. Buckius was responsible for day-to-day management of 23 other accounts having assets of approximately $1.5 billion in the aggregate, and Mr. Toft was responsible for day-to-day management of 15 other accounts having assets of approximately $259 million in aggregate.  Neither Mr. Toft nor Mr. Buckius managed any accounts having a performance based investment advisory fee.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio managers may manage other accounts with investment strategies similar to the Funds, including other investment companies and separately managed accounts.  Fees earned by Gateway may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts.  These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming one or more of the Funds.  A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but one or more of the Funds are not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts.  In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by one or more of the Funds.  However, Gateway believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors.  In addition, Gateway has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Item 8 (a)(3).  FUND MANAGER COMPENSATION

Messrs. Buckius and Toft are compensated for their services by Gateway.  Their compensation consists of a fixed salary, retention incentives, incentive compensation related to the financial performance of Gateway (but not based on the investment performance of any of the Funds or any other managed account, either absolutely or in relation to any benchmark), and a retirement plan. The incentive compensation component is anticipated to be larger than the base salary component.  Messrs. Buckius and Toft are parties to employment agreements that provide for automatic renewals for successive one-calendar-year periods and, among other things, a specified base salary, a one-time retention incentive payment and certain undertakings not to compete with the Adviser or solicit its clients.  Their non-competition and non-solicitation undertakings will expire the later of one year from the termination of employment, or one year after the period during which severance payments are made pursuant to the agreement.  The incentive compensation plan applicable to Messrs. Buckius and Toft provides for both a long-term incentive pool and a short-term incentive pool, the sizes of which are determined based on profitability of Gateway.

Item 8 (a)(4).  OWNERSHIP OF JPG SECURITIES AS OF DECEMBER 31, 2013

Name of Portfolio Manager	Dollar range of equity securities beneficially owned in Fund
Kenneth H. Toft	$10,001 - $50,000
Michael T. Buckius	$0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Equity Premium and Growth Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 6, 2014

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 6, 2014